As filed with the U.S. Securities and Exchange Commission on April 24, 2009

Registration No. 33-75610

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

SEC File No 811-5290

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

POST EFFECTIVE AMENDMENT NO. 18 [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 33 [X]

John Hancock Variable Life SEPARATE ACCOUNT V

(Exact Name of Registrant)

John Hancock Variable Life Insurance Company

(Name of Depositor)

197 Clarendon Street

Boston, MA 02116

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number: 617-572-6000

JAMES C. HOODLET, ESQ.

John Hancock Variable Life Insurance Company

U.S. Insurance Law

JOHN HANCOCK PLACE

BOSTON, MA 02117

(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485
[X]	on May 1, 2009 pursuant to paragraph (b) of Rule 485
[ ]	60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ]	on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

[ ]	this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated May 1, 2009

for interests in

Separate Account V

Interests are made available under

FLEX-V2

a scheduled premium life insurance policy issued by

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

(“JHVLICO”)

The policy provides fixed account options with fixed rates of return declared by JHVLICO and the following investment accounts:

500 Index B	International Equity Index B	Money Market B
Active Bond	Lifestyle Balanced	Optimized All Cap
Blue Chip Growth	Lifestyle Growth	Overseas Equity
Capital Appreciation	Lifestyle Moderate	Real Estate Securities
Equity-Income	Mid Cap Intersection	Short-Term Bond
Global Bond	Mid Cap Stock	Small Cap Growth
High Yield	Mid Value	Total Bond Market B

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

•

The first section is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

•	Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.

•

Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.

•

Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as “feeder funds”, the prospectus for the corresponding “master fund” is also provided. If you need to obtain additional copies of any of these documents, please contact your JHVLICO representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

SUMMARY OF BENEFITS AND RISKS

The nature of the policy

The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges and the contingent deferred sales charge. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the variable investment options that you choose. The amount we pay to the policy’s beneficiary upon the death of the insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” We require that your first premium at least equal your first “Required Premium” (discussed below). Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy. Your can request that we bill you for amounts of premiums that exceed your Required Premium payments and you can subsequently request that we change the amount that we bill.

If the life insurance protection is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate you will be issued and not to the master group policy.

Summary of policy benefits

Death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called your “Guaranteed Death Benefit”. In the policy, this may also be referred to as the “Sum Insured.”

When the insured person dies, we will pay the death benefit minus any outstanding loans. There are three ways of calculating the death benefit. You choose which one you want in the application. The three death benefit options are:

•

Option 1 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit or (2) the minimum insurance amount under the “guideline premium and cash value corridor test” (as described under “The minimum insurance amount” provision in the Detailed Information section of this prospectus).

•

Option 2 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit plus your policy’s Excess Value (if any) on the date of death, or (2) the minimum insurance amount under the “guideline premium and cash value corridor test”.

•	Option 3 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit or (2) the minimum insurance amount under the “cash value accumulation test” (as described below).

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt and less any contingent deferred sales charge and administrative surrender charge that then applies. This is called your “surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “account value” of your policy will, on any given date, be equal to:

•	the amount you invested,

•	plus or minus the investment experience of the investment options you’ve chosen,

•	minus all charges we deduct, and

•	minus all withdrawals you have made.

If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under “Policy loans.”

Partial withdrawals

Under our current administrative rules, you may make a partial withdrawal of your policy’s Excess Value, if any, once in each policy year after the first policy year (see “Excess Value and its components”). Each partial withdrawal must be at least

$1,000. There is a $20 charge for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge.

Policy loans

You may borrow from your policy at any time after the first policy year by completing the appropriate form. The minimum amount of each loan is $300. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.

Optional benefit riders

When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy’s account value.

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account V (the “Account” or “Separate Account”), a separate account operated by us under Michigan law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. You can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of policy risks

Lapse risk

If your policy enters a grace period, we will notify you of how much you will need to pay to keep the policy in force. You will have a “grace period” of at least 31 days after we mail the notice to make that payment. If you don’t pay at least the required amount by the end of the grace period, your policy will terminate (i.e., lapse). If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Premium recalculation risk

If you do not request a premium recalculation (as described under “Premium recalculation”) prior to the policy anniversary nearest the insured person’s 69th birthday (or, if later, the ninth policy anniversary), then we will automatically perform the recalculation at the next policy anniversary. The recalculated base policy premium may be higher than the previous base policy premium.

Investment risk

As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you’ve chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the attached prospectuses of the series funds.

Access to funds risk

There is a risk that you will not be able (or willing) to access your account value by surrendering the policy because of the contingent deferred sales charge (“CDSC”) that may be payable upon surrender. The CDSC is a percentage of the premiums you’ve paid and disappears only after 13 policy years have passed. See the “Fee Tables” section of this prospectus for details on the CDSC. There is also a charge for each partial withdrawal you make. It is usually $20. Any communication that arrives on a date that is not a business day will be processed on the business day next following that date. The term “business day” is defined under “Your Investment Options”.

Transfer risk

There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the number of options you can invest in at one time. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of investment accounts.

Market timing risk

Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the investment option’s underlying fund to increased portfolio transaction costs and/or disrupt the fund manager’s ability to effectively manage the fund’s investment portfolio in accordance with the fund’s investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we impose restrictions on transfers (see “Transfers of existing account value”) and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying fund.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the “Code”), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

FEE TABLES

This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

The first table below describes the fees and expenses that you will pay at the time that you pay a premium, surrender the policy or withdraw account value.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum premium sales charge	Upon payment of premium	5% of premium paid in any policy year(1)
Premium tax charge	Upon payment of premium	2.35% of each premium paid
DAC tax charge	Upon payment of premium	1.25% of each premium paid
Administrative surrender charge	Upon lapse or surrender within first 9 policy years	$5 per $1,000 of Guaranteed Death Benefit in policy years 1-6(2)
Maximum contingent deferred sales charge (CDSC)	Upon surrender of the policy within the period stated Upon decrease in Sum Insured	15% of base policy premiums due for surrenders in policy years 1- 6(3) Pro rata portion of applicable CDSC
Maximum premium recalculation charge	Upon premium recalculation(4)	3% of amount of Excess Value at the time of premium recalculation (currently 1.5%)
Extra mortality risk charge(5)	Upon payment of premium	Up to $105.14 per $1,000 of current Sum Insured
Maximum partial withdrawal charge	Upon making a partial withdrawal	$20
(1)	The current charge applies only in policy years 1-10 and is only 3.5% for policies with face amounts equal to or great than $250,000.

(2)	The administrative surrender charge decreases in later policy years as follows: for policy years 7 and 8, it is $4 per $1,000 of Guaranteed Death Benefit; and for policy year 9, it is $3 per $1,000 of Guaranteed Death Benefit.

(3)	The CDSC percentage decreases in later policy years as follows: for policy year 7, it is 12.85%; for policy year 8, it is 10%; for policy year 9, it is 7.77%; for policy year 10, it is 6%; for policy year 11, it is 4.55%; for policy year 12, it is 2.92%; for policy 13, it is 1.54%; and for policy years 14 and later, it is 0%.

(4)	This charge is mandatory in that premium recalculation will automatically occur if not requested prior to the later of (i) the policy anniversary nearest the insured person’s 69th birthday, or (ii) the ninth policy anniversary.

(5)	This charge is determined in accordance with our underwriting rules and is assessed if the insured person does not qualify for either the preferred or standard underwriting class. Underwriting classifications are based upon a number of factors, the most important of which is medical history.

The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the M&E charge, the policy loan interest rate and a portion of the rider charges, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

Periodic Charges Other Than Fund Operating Expenses
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Rate	Current Rate
Insurance charge:(1)
Minimum charge	Monthly	$0.06 per $1,000 of AAR	$0.04 per $1,000 of AAR
Maximum charge	Monthly	$165.34 per $1,000 of AAR	$41.60 per $1,000 of AAR
Charge for representative insured person	Monthly	$0.10 per $1,000 of AAR	$0.14 per $1,000 of AAR
Issue charge	Monthly in first policy year only	$20	$20
Maintenance charge	Monthly	$8	$8
Guaranteed death benefit charge	Monthly	3¢ per $1,000 of Guaranteed Death Benefit	1¢ per $1,000 of Guaranteed Death Benefit
M&E charge(2)	Daily from separate account assets	.002% of assets	.002% of assets
Maximum policy loan interest rate(3)	Accrues daily Payable annually	5.0%	5.0%
(1)	The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The “minimum” rate shown in the table at the guaranteed rate is the rate in the first policy year for a $1,000,000 policy issued to cover a 10 year old female preferred non-tobacco underwriting risk. The “minimum” rate shown in the table at the current rate is the rate in the twelfth policy year for a $1,000,000 policy issued to cover a 0 year old female preferred non-tobacco underwriting risk. The “maximum” rate shown in the table at both the guaranteed and current rates is the rate in the first policy year for a $100,000 policy issued to cover a 99 year old male standard tobacco underwriting risk. The “representative insured person” referred to in the table is a 35 year old male standard non-tobacco underwriting risk with a $100,000 policy. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.

(2)	This charge only applies to separate account assets (i.e., those assets invested in the variable investment options). The charge does not apply to the fixed investment option. The effective annual rate equivalents of the actual unrounded daily rates charged are .60% and .60%, respectively.

(3)	5.0% is the effective annual interest rate we charge. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.0% during policy years 1-20 and 4.50% thereafter. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Insured or Spouse YRT Rider:(1)
Minimum Charge	Monthly	$0.08 per $1,000 of YRT death benefit
Maximum Charge	Monthly	$83.33 per $1,000 of YRT death benefit
Charge for representative insured person	Monthly	$0.20 per $1,000 of YRT death benefit
Children’s Insurance Benefit Rider	Monthly	$0.50 per $1,000 Rider Sum Insured
Accidental Death Benefit Rider(2)
Maximum Charge	Monthly	$0.75 per $1,000 of accidental death benefit
Maximum Charge	Monthly	$1.71 per $1,000 of accidental death benefit
Charge for representative insured person	Monthly	$0.78 per $1,000 of accidental death benefit
Disability Payment of Premium Rider:(3)
Minimum Charge	Monthly	4.38% of Required Premium for base policy (including ratings)
Maximum Charge	Monthly	15.16% of Required Premium for base policy (including ratings)
Charge for representative insured person	Monthly	4.56% of Required Premium for base policy (including ratings)
Applicant Payment of Premium Rider:(4)
Minimum Charge	Monthly	0.003 times Required Premium for base policy and all other riders
Maximum Charge	Monthly	0.04 times Required Premium for base policy and all other riders
Charge for representative insured person	Monthly	0.004 times Required Premium for base policy and all other riders
(1)	“YRT” stands for “Yearly Renewable Term”. The charge for this rider is determined by multiplying the amount of insurance under the rider by the applicable cost of insurance rate for the rider. The rate varies widely depending upon the amount of YRT coverage and the insurance risk characteristics and gender of the person insured under the rider. The “minimum” rate shown in the table is the rate for a rider with $1,000,000 of coverage issued to cover a 0 year old female preferred underwriting risk. The “maximum” rate shown in the table is the rate for a rider with $100,000 of coverage issued to cover a 99 year old male standard tobacco underwriting risk. The “representative insured person” referred to in the table is a 35 year old male standard non-tobacco underwriting risk with $100,000 of rider coverage. If the Disability Payment of Premium Rider is also elected, the charge for this rider will be increased by 54%. If the person covered under this rider is rated substandard, there will be an extra charge for this rider of up to $445.61 per $1,000 of YRT death benefit.

(2)	The charge for this rider is determined by multiplying the amount of insurance for which we are at risk by the applicable rate. The rates vary by the issue age and the insurance risk characteristics of the insured person. The “minimum” rate shown in the table is for a 20 year old male tobacco underwriting risk. The “maximum” rate shown in the table is for an 85 year old female preferred non-tobacco underwriting risk. The “representative insured person” referred to in the table is a 35 year old male standard non-tobacco underwriting risk.

(3)	The charge for this rider is determined by multiplying the total Required Premium for the base policy by the applicable rate. The rates vary widely depending upon the age and rider underwriting rating of the insured person. The “minimum” rate shown in the table is for a 17 year old insured person with a standard rider rating. The “maximum” rate shown in the table is for a 36 year old insured person with the maximum substandard rider rating. The “representative insured person” referred to in the table is a 35 year old with a standard rider rating.

(4)	The charge for this rider is determined by multiplying the total Required Premium for the base policy and the charges for all other riders by the applicable rate. The rates vary widely depending upon the age of the applicant and the age of the insured person. The “minimum” rate shown in the table is for an 18 year old applicant and a 0 year old insured person. The “maximum” rate shown in the table is for a 50 year old applicant and a 14 year old insured person. The “representative applicant and insured person” referred to in the table are 35 and 0 years old, respectively.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/ or service (12b-1) fees, and other expenses	0.50%	1.14%

The next table describes the fees and expenses for each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan that may use the portfolio as its underlying investment medium. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio’s actual expenses for the year ended December 31, 2008.

As noted in the footnotes to the table, for certain portfolios John Hancock Investment Management Services, Inc. (the “Adviser”) has agreed to waive a portion of its fees or reimburse the portfolio for expenses when, and to the extent that, the net operating expenses exceed an agreed upon expense limitation. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursement or waiver occurred.

Portfolio Annual Expenses

(as a percentage of portfolio average net assets, rounded to two decimal places)

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total[1] Operating Expenses
500 Index B2	0.47%	0.00%	0.03%	0.00%	0.50%
Active Bond[3]	0.60%	0.00%	0.04%	0.00%	0.64%
Blue Chip Growth[3,4]	0.81%	0.00%	0.04%	0.00%	0.85%
Capital Appreciation[3]	0.72%	0.00%	0.04%	0.00%	0.76%
Equity-Income[3,4]	0.81%	0.00%	0.05%	0.00%	0.86%
Global Bond[3,5]	0.70%	0.00%	0.10%	0.00%	0.80%
High Yield[3]	0.66%	0.00%	0.06%	0.00%	0.72%
International Equity Index B2	0.53%	0.00%	0.06%	0.00%	0.59%
Lifestyle Balanced	0.04%	0.00%	0.03%	0.76%	0.83%
Lifestyle Growth	0.04%	0.00%	0.03%	0.76%	0.83%
Lifestyle Moderate	0.04%	0.00%	0.03%	0.74%	0.81%
Mid Cap Intersection[3]	0.87%	0.00%	0.06%	0.00%	0.93%
Mid Cap Stock[3]	0.84%	0.00%	0.05%	0.00%	0.89%
Mid Value[3,4]	0.98%	0.00%	0.10%	0.00%	1.08%
Money Market B2	0.49%	0.00%	0.04%	0.00%	0.53%
Optimized All Cap[3]	0.68%	0.00%	0.06%	0.00%	0.74%
Overseas Equity[3,5]	0.98%	0.00%	0.14%	0.00%	1.12%
Real Estate Securities[3]	0.70%	0.00%	0.05%	0.00%	0.75%
Short-Term Bond[3]	0.59%	0.00%	0.07%	0.00%	0.66%
Small Cap Growth[3]	1.06%	0.00%	0.08%	0.00%	1.14%
Total Bond Market B2, 6	0.47%	0.00%	0.05%	0.00%	0.52%

1Total Operating Expenses may include fees and expenses incurred indirectly by a portfolio as a result of its investment in other investment companies (each an “Acquired Fund”), and in those cases the Total Operating Expenses will be expected to vary based upon an allocation of the portfolio’s assets among the Acquired Fund portfolios and upon the total annual operating expenses of these portfolios, and may be higher or lower than those shown in the table. The Total Operating Expenses shown in the table may not correlate to the portfolio’s ratio of expenses to average net assets shown in the financial highlights section in the prospectus for the portfolios, which does not include Acquired Fund fees and expenses. For the International Equity Index B portfolio, Total Operating Expenses include Acquired Fund fees and expenses which are less than 0.01%.

2John Hancock Trust (the “Trust”) sells shares of these portfolios only to certain variable life insurance and variable annuity separate accounts of ours and our affiliates. Each portfolio is subject to an agreement between the Trust and the Adviser under which the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio’s Total Operating Expenses does not exceed its net operating expenses as listed below. A portfolio’s Total Operating Expenses includes all of its ordinary operating expenses, including advisory fees and 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses (estimated at 0.01% or less of the portfolio’s average net assets) of the portfolio not incurred in the ordinary course of the portfolio’s business. Under the agreement, the Adviser’s obligation to provide the expense cap with respect to a particular portfolio will remain in effect until May 1, 2010 and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity separate accounts of ours or any of our affiliates that are specified in the agreement. The fees shown in the table do not reflect this expense cap. If this expense cap had been reflected, the net operating expenses for the portfolios would be as indicated below. For more information, please see the prospectus for the participating portfolios for additional information.

Portfolio	Net Operating Expenses	Portfolio	Net Operating Expenses
500 Index B	0.25%	International Equity Index B	0.35%

Portfolio	Net Operating Expenses	Portfolio	Net Operating Expenses
Money Market B	0.29%	Total Bond Market B	0.25%

3Effective January 1, 2006, the Adviser has voluntarily agreed to waive its advisory fee for certain portfolios or otherwise reimburse the expenses of those portfolios. The reimbursement will be equal, on an annualized basis, to 0.02% of that portion of the aggregate net assets of all the participating portfolios that exceeds $50 billion. The amount of the reimbursement will be calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. The fees shown in the table do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for these portfolios would be as indicated below. For more information, please see the prospectus for the participating portfolios for additional information.

Portfolio	Net Operating Expenses	Portfolio	Net Operating Expenses	Portfolio	Net Operating Expenses
Active Bond	0.64%	High Yield	0.72%	Overseas Equity	1.12%
Blue Chip Growth	0.85%	Mid Cap Intersection	0.93%	Real Estate Securities	0.75%
Capital Appreciation	0.76%	Mid Cap Stock	0.89%	Short Term Bond	0.66%
Equity-Income	0.86%	Mid Value	1.08%	Small Cap Growth	1.14%
Global Bond	0.80%	Optimized All Cap	0.74%

4T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for certain portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Blue Chip Growth, Equity-Income, Mid Value, Small Company Value, Spectrum Income and Real Estate Equity portfolios. The John Hancock Funds II portfolios are not offered under your policy. Based on the combined average daily net assets of the portfolios, the percentage fee reduction (as a percentage of the subadvisory fee) is as follows: 0% for the first $750 million, 5% for the next $750 million, 7.5% for the next $1.5 billion, and 10% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each portfolio by the amount that the subadvisory fee is reduced. These voluntary fee waivers may be terminated by T. Rowe Price or the Adviser at any time. The fees shown in the table do not reflect these waivers. For more information, please see the prospectus for the underlying portfolios.

5 Other Expenses reflect an estimated expense based on a new custody fee pursuant to an agreement between the Trust and its custodian, which became effective on April 1, 2009.

6Other Expenses do not include an interest expense which was charged in 2008. This expense is considered extraordinary and not anticipated in the future.

DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The John Hancock Trust is a so-called “series” type mutual fund and is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective and Strategy
500 Index B	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P 500 Index* and (b) securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the portfolio’s investments in certain instruments, such as index futures, total return swaps and exchanged traded portfolios (“ETFs”) have similar economic characteristics to investments that are in the S&P 500 Index.

Portfolio	Portfolio Manager	Investment Objective and Strategy
Active Bond	Declaration Management & Research LLC/ MFC Global Investment Management (U.S.), LLC

To seek to provide income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.

Blue Chip Growth	T. Rowe Price Associates, Inc.

To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser’s view, are well established in their industries and have the potential for above- average earnings growth.

Capital Appreciation	Jennison Associates, LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.

Equity-Income	T. Rowe Price Associates, Inc.

To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

Global Bond	Pacific Investment Management Company LLC

To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed income instruments may be denominated in non-U.S. currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

High Yield	Western Asset Management Company

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):

Corporate Bonds, Preferred Stocks and Convertible Securities

Rating Agency
		Moody’s	Ba through C
		S&P	BB through D
International Equity Index B	SSgA Funds Management, Inc.

To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the MSCI All CountryWorld Ex U.S. Index* or American Depository Receipts or Global Depository Receipts representing such securities.

Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio operates as a fund of funds and generally invests approximately 40% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 60% in underlying portfolios that invest primarily in equity securities.

Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Current income is also a consideration. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 20% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 80% in underlying portfolios that invest primarily in equity securities.

Portfolio	Portfolio Manager	Investment Objective and Strategy
Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 60% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 40% in underlying portfolios that invest primarily in equity securities.

Mid Cap Intersection	Wellington Management Company, LLP

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the purposes of the portfolio, “medium-sized companies” are those with market capitalizations, at the time of investment, within the market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Cap Stock	Wellington Management Company, LLP

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Value	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Money Market B	MFC Global Investment Management (U.S.A.) Limited

To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.

Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

Overseas Equity	Capital Guardian Trust Company

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of a diversified mix of large established and medium-sized foreign companies located primarily in developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.

Real Estate Securities	Deutsche Investment Management Americas Inc.

To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investments and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Short-Term Bond	Declaration Management & Research, LLC

To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in a diversified mix of debt securities and instruments. The securities and instruments will have an average credit quality rating of “A” or “AA” and a weighted average effective maturity between one and three years, and no more than 15% of the portfolio’s net assets will be invested in high yield bonds.

Small Cap Growth	Wellington Management Company, LLP

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies. For the purposes of the portfolio, “small-cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600.*

Portfolio	Portfolio Manager	Investment Objective and Strategy
Total Bond Market B	Declaration Management & Research LLC

To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.

*“MSCI All Country World Ex US Index” is a trademark of Morgan Stanley & Co. Incorporated. “Russell 2000,®” “Russell MidCap,®” and “Russell MidCap Value®” are trademarks of Frank Russell Company. “S&P 500,®” “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio descriptions track companies having the ranges of approximate market capitalization, as of February 28, 2009, set out below:

  MSCI All Country World Ex US Index — $199 million to $176 billion

  Russell 2000 Index — $3.2 million to $3.7 billion

  Russell MidCap Index — $41 million to $13.8 billion

  Russell MidCap Value Index — $41 million to $13.8 billion

  S&P 500 Index — $224 million to $337.9 billion

  S&P MidCap 400 Index — $42 million to $4.6 billion

  S&P SmallCap 600 Index — $200 million to $1 billion

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

You bear the investment risk of any portfolio you choose as an investment option for your policy. A full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investments in, each portfolio is contained in the portfolio prospectuses. The portfolio prospectuses should be read carefully before allocating purchase payments to an investment option.

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account of policy owners) in proportion to the instructions so received.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of the series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the forgoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of JHVLICO

We are a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company (“John Hancock”), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by “demutualizing” and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock’s ultimate parent is now Manulife Financial Corporation. John Hancock’s home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2008, John Hancock’s assets were approximately $92 billion and it had invested approximately $2 billion in JHVLICO in connection with JHVLICO’s organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account V

The variable investment options shown on page 1 are in fact subaccounts of the Separate Account and initially established by JHVLICO under Massachusetts law. On December 31, 2008, as a result of the merger of JHLICO and JHVLICO into John Hancock USA, we became the owner of all the assets of the Separate Account and currently operate the Separate Account under Michigan law (see “Description of John Hancock USA”).

The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed investment option

Our obligations under the policy’s fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 (the “1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option are, however, subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Premiums

Premium payments

We call the investments you make in the policy “premiums” or “premium payments”. We require that your first premium at least equal your first “Required Premium” (discussed below). Except as noted below, you can make any other premium payments you wish at any time. You can request that we bill you for amounts of premiums that exceed your Required Premium payments and you can subsequently request that we change the amount that we bill.

Maximum premium payments

If you have chosen the Option 1 or Option 2 death benefit (see “The Death Benefit”), federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We’ll monitor your premium payments and let you know if you’re about to exceed this limit. (See “Tax Considerations”).

Also, we may refuse to accept any amount of an additional premium if:

•

that amount of premium would increase our insurance risk exposure, and the insured person doesn’t provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance, or

•	that amount of premium would cause the cumulative premiums you have paid to date to exceed the cumulative scheduled premiums due to date under the policy.

In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating.

Required premiums

The Policy Specifications page of your policy will show the “Required Premium” for the policy. In the policy application, you will choose one of the following “modes” of premium payment — annual, semi-annual, quarterly or monthly. We make no additional charge for any of these choices of payment mode. You can request that we change your payment mode at any time.

The scheduled date on which such a payment is “due” is referred to in the policy as a “modal processing date.” Premiums are scheduled to be paid for the whole of the insured person’s lifetime. If, on any modal processing date, the cumulative amount of all premium payments you have made does not equal or exceed the cumulative amount of all Required Premiums due through that date, your policy will enter a grace period, unless your policy has Excess Value as of that date. For purposes of determining whether enough premiums have been paid as of any modal processing date, we reduce the amount of premiums you have paid by the amount of any withdrawals you have taken from what we consider to be the “premium component” of any Excess Value in your policy (see below).

Excess Value and its components

As of the last business day in each policy month, we compare the account value of the policy against the “Basic Account Value” (described below) to determine if any “Excess Value” exists under the policy. Excess Value is any amount of account value greater than the Basic Account Value. If you wish to know the amount of Excess Value at any time, just contact our Servicing Office.

The Basic Account Value generally increases over the life of the policy, as the attained age of the insured person increases. Basic Account Value can be thought of as what the guaranteed cash value would be under an otherwise comparable non-variable whole life policy. It is the amount we deem necessary to support your policy’s benefits at any time based on accepted actuarial methods and assumptions. See “How we calculate Basic Account Value” below for further details.

Excess Value may arise from two sources. The “premium component” is that portion of Excess Value up to the amount by which the cumulative premiums paid (excluding amounts from this component previously withdrawn) exceed the cumulative amount of Required Premiums due to date. The “experience component” is that portion of Excess Value above the premium component and arises out of favorable investment experience or lower than maximum insurance and expense charges.

How we calculate Basic Account Value

The Basic Account Value at any time is what the policy’s account value would have been at that time if (1) level annual premiums (and no additional premiums) had been paid in the amount of the maximum guaranteed recalculation premium at issue and earned a constant net return of 4% per annum and (2) the cost of insurance charges had been deducted at the maximum rates set forth in the policy, and no other charges. The maximum guaranteed recalculation premium at issue is described under “Premium recalculation” and its amount is specified in each policy.

Notwithstanding the foregoing, if there is a policy loan outstanding, the Basic Account Value will not be less than 110% of the outstanding loan. Also, in all cases where optional rider benefits have been selected, or the insured person is in a substandard risk category, an additional amount will be added in computing the Basic Account Value to cover these items through the end of the then-current policy year.

Lapse

If your policy enters a grace period, we will notify you of how much you will need to pay to keep the policy in force. You will have a “grace period” of at least 31 days after we mail the notice to make that payment. If you don’t pay at least the required amount by the end of the grace period, your policy will terminate (i.e., lapse). If the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During the grace period, you cannot make transfers among investment options or make a partial withdrawal or policy loan.

Options on lapse

If a policy lapses, we apply the surrender value on the date of lapse to one of three options for continued insurance that does not require further payment of premium: Variable Paid-Up Insurance, Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured person, commencing on the date of lapse.

Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance, determined in accordance with the policy, which the surrender value will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease, subject to any guarantee, in response to the investment experience of the variable investment options. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the policy, with the insurance coverage continuing for as long a period as the available policy surrender value will purchase.

The Variable Paid-Up Insurance option is not available unless its initial amount is at least $5,000. If you have elected no option before the end of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured person is a substandard risk. In either of the latter cases, Fixed Paid-Up Insurance is provided.

You may surrender a policy that is being continued under any of these options for the option’s surrender value while the insured person is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options.

Reinstatement

You can still reactivate (i.e., “reinstate”) a lapsed policy within 3 years from the beginning of the grace period, unless the surrender value has been paid out or otherwise exhausted or the period of any Fixed Extended Term Insurance has expired. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy.

Amount of required premiums

We initially determine the amount of your scheduled premium at the time your policy is issued, in accordance with our established rules and rates. It consists of a “base policy premium” plus certain additional amounts if the insured person presents an extra mortality risk to us or if you have purchased certain additional insurance benefits. These amounts will be set forth in the “Policy Specifications” section of your policy as the components of your Required Premium.

The “base policy premium” is the amount of the Required Premium for an insured person in the “standard” underwriting risk class who has not purchased any additional insurance benefits by rider. The base policy premium will not change until the Required Premium recalculation discussed below, or until such time as you partially surrender the policy.

Premium recalculation

You may make a one-time request that we recalculate your base policy premium at any time not later than the policy anniversary nearest the insured person’s 69th birthday (or, if later, the ninth policy anniversary). The base policy premium that results from the recalculation will apply to all periods subsequent to the recalculation. That resulting base policy premium may be higher or lower than, or the same as, the previous base policy premium. This, in turn, will determine whether the Required Premium will be higher, lower or stay the same for those subsequent periods. If your right to request a premium recalculation expires without your having exercised it, we will automatically perform the premium recalculation at the next policy anniversary.

The premium recalculation feature makes it possible for us to set a lower base policy premium (and thus a lower Required Premium) at the time the policy is issued than would be possible without this feature. If you wish to “lock in” a base policy premium (and Required Premium) at any time prior to the feature’s expiration, you can do so by requesting a premium recalculation.

The amount of the new base policy premium after a premium recalculation depends on the insured person’s sex, smoking status, attained age, the guaranteed death benefit under the policy and the account value at the close of the business day that precedes the recalculation. The new base policy premium will never exceed the policy’s “guaranteed maximum recalculation premium” based on the insured person’s attained age at the time of the recalculation. The guaranteed maximum recalculation premium for each attained age will appear in the “Policy Specifications” section of your policy.

The guaranteed maximum recalculation premium increases as the insured person’s attained age increases. Accordingly, by delaying the premium recalculation, you assume the risk that the base policy premium following the recalculation will be higher than it would have been had the recalculation been performed at an earlier date. The longer the delay and the lower the policy’s account value, the greater the risk. On the other hand, by postponing the premium recalculation, you may benefit from (1) a lower base policy premium prior to the recalculation and (2) a longer period to accumulate enough account value to reduce the possibility (or amount) of an increase in the base policy premium at the time of the recalculation.

If your policy has any Excess Value at the time of the premium recalculation, the base policy premium will be less following the recalculation than it would have been had the recalculation been performed at the earliest possible date (i.e., at the time of policy issuance). Otherwise it will be more.

As an example, consider a policy issued to a male standard risk non-smoker age 35 at issue with Death Benefit Option 1 in the amount of $100,000 and assuming current charge rates. If no premium recalculation is made at policy issuance, the base policy premium for the policy would be $900 until such time as the premium recalculation is made. Assuming that amount of premium is paid annually until the premium recalculation, and assuming constant gross annual investment returns at the rates set forth below, the following table illustrates what the base policy premium would be following a recalculation on the dates shown.

Policy Anniversary of	Base Policy Premium Following Recalculation Assuming Hypothetical Gross Annual Rate of Return of:
Premium Recalculation	0%	6%	12%
0 (Issue Date)	$1,414.00	$1,414.00	$1,414.00
5	$1,607.99	$1,581.92	$1,551.41
10	$1,900.30	$1,791.31	$1,635.15
15	$2,334.72	$2,058.15	$1,566.76
20	$3,008.11	$2,433.77	$1,151.92
25	$4,077.27	$2,998.48	$ 0.00
30	$5,845.15	$3,914.46	$ 0.00
35*	$8,404.00	$5,561.76	$ 0.00

*	Mandatory premium recalculation if you do not choose earlier date.

We will make a one-time charge if the new base policy premium is less than the guaranteed maximum recalculation premium that would have applied had the recalculation been done at the time the policy was issued. The charge will not exceed 3% (currently 1 1/2%) of the policy’s Excess Value exceeds at the time of the premium recalculation. See “Guaranteed death benefit charge”.

The amount of any account value that is considered Excess Value under your policy may increase or decrease as a result of a premium recalculation. See “Excess Value and its components” above.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock Life.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to our Service Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

•	by wire or by exchange from another insurance company,

•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

•	if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting our Service Office.

Processing premium payments

We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

(1) We will process a payment received prior to a policy’s date of issue as if received on the business day immediately preceding the date of issue.

(2) If you pay a sufficient premium to take your policy out of a grace period, the portion of such premium that equals the overdue Required Premium will be processed as of that Required Premium’s due date.

(3) If the first Required Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the first Required Premium is received.

(4) We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.

(5) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

•	The tax problem resolves itself prior to the date the refund is to be made; or

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The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

(6) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not business day, the premium payment will be processed on the business day next following that date.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called your “Guaranteed Death Benefit”. In the policy, this may also be referred to as the “Sum Insured.”

When the insured person dies, we will pay the death benefit minus any outstanding loans. There are 3 ways of calculating the death benefit. You must choose which one you want in the application. The three death benefit options are:

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Option 1 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit or (2) the minimum insurance amount under the “guideline premium and cash value corridor test” (as described below).

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Option 2 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit plus your policy’s Excess Value (if any) on the date of death, or (2) the minimum insurance amount under the “guideline premium and cash value corridor test”.

•	Option 3 - The death benefit will equal the greater of (1) the Guaranteed Death Benefit or (2) the minimum insurance amount under the “cash value accumulation test” (as described below).

For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Options 1 or 3. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Options 1 or 3 than under Option 2 for the same premium payments.

Limitations on payment of death benefit

If the insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals, unless otherwise provided by your policy.

Also, if an application misstated the age or sex of either of the insured persons, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charges or as otherwise provided by your policy.

The minimum insurance amount

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law. Death benefit Options 1 and 2 use the “guideline premium and cash value corridor test” while Option 3 uses the “cash value accumulation test.” For Options 1 and 2, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so- called “corridor factor” applicable on that date. The corridor factors are derived by applying the “guideline premium and cash value corridor test.” The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. For Option 3, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called “death benefit factor” applicable on that date. The death benefit factors are derived by applying the “cash value accumulation test.” The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

Change of Sum Insured

You may request a decrease in your Sum Insured at any time, subject to our administrative rules in effect at the time. If approved, any such decrease will be effective on the monthly processing date next following our receipt of the request. A pro-rata portion of any contingent deferred sales charge will be deducted from your account value as a result of any such decrease.

Under our current administrative rules, you cannot request an increase in your Sum Insured.

Change of death benefit option

On any policy anniversary after the first, you may request to change your coverage from death benefit Option 1 to Option 2 or vice-versa. If you request a change from Option 1 to Option 2, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure. If you have chosen death benefit Option 3, you can never change to either Option 1 or Option 2.

Partial surrenders

You may partially surrender your policy upon submission of a written request satisfactory to us in accordance with our rules. Currently, the policy after partial surrender must have a Guaranteed Death Benefit at least as large as the minimum amount for which we would issue a policy on the life of the insured person. The Required Premium for the policy will be adjusted to prospectively reflect the new Guaranteed Death Benefit. A pro-rata portion of the account value will be paid to you and a pro-rata portion of any contingent deferred sales charge and any administrative surrender charge will be deducted. Possible alternatives to the partial surrender of the policy would be withdrawal of some or all of your Excess Value or taking a policy loan.

Effective date of certain policy transactions

The following transactions take effect on the policy anniversary on or next following the date we approve your request:

•	Face amount increases, when and if permitted by our administrative rules

•	Change of death benefit option

Face amount decreases take effect on the monthly deduction date on or next following the date we approve the request for decrease.

Tax consequences of coverage changes

Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person’s death. You may change the beneficiary during the insured person’s lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

•	Option 1 - Proceeds left with us to accumulate with interest

•	Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

•	Option 2B - Equal monthly payments for a specified period of time

•	Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

•	Option 4 - Equal monthly payments for life with no refund

•	Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven’t been paid out

You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds may be paid as a single sum.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The account value

From each premium payment you make, we deduct the charges described under “Deductions from premium payments.” We invest the rest in the investment options you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Description of charges at the policy level.” We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in a fixed investment option will not be subject to the mortality and expense risk charge or the guaranteed death benefit charge. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

Commencement of investment performance

All premium payments will be allocated among the investment options on the date as of which they are processed (as discussed under “Processing Premium Payments”).

Allocation of future premium payments

At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options and to impose a charge of up to $25 for any transfer beyond an annual limit (which will not be less than 12). Under our current rules, we impose no charge on transfers but we do impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions. If we change any of the above rules relating to transfers, we will notify you of the change.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

Transfers out of a fixed investment option are currently subject to the following restrictions:

•	You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

•	We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.

•	The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option.

Limitation on number of investment options

Whether through the allocation of premium or through the transfer of existing account value, you can never be invested in more than ten investment options at any one time.

Surrender and partial withdrawals

Full surrender

You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy debt and less any CDSC and administrative surrender charge that then applies. This is called your “surrender value.” You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawal

Under our current administrative rules, you may make a partial withdrawal of your policy’s Excess Value, if any, once in each policy year after the first policy year (see “Excess Value and its components”). Each partial withdrawal must be at least $1,000. There is a $20 charge for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them.

Policy loans

You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is equal to 100% of that portion of your surrender value that is attributable to the fixed investment option plus one of the following:

•	In policy years 2 and 3 - 75% of that portion of your surrender value that is attributable to the variable investment options

•	In all later policy years - 90% of that portion of your surrender value that is attributable to the variable investment options

The minimum amount of each loan is $300, unless the loan is used to pay premiums. The interest charged on any loan is an effective annual rate of 5.0%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.00% for the first 20 policy years and 4.5% thereafter. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your JHVLICO representative for details. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

•	The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

•	The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The account value, the net cash surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Whenever the outstanding loan exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).

Description of charges at the policy level

Deductions from premium payments

•	Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.

•	DAC tax charge - A charge to cover the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

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Premium sales charge - A charge to help defray our sales costs. The charge is 5% of the premiums you pay each policy year that do not total more than the Required Premium for that policy year. We currently waive 30% of this charge for policies with a Guaranteed Death Benefit of $250,000 or higher, but continuation of that waiver is not guaranteed. Also, we currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed either.

Deductions from account value

•	Issue charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of $20 and is deducted only during the first policy year.

•	Maintenance charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of up to $8 (currently $8).

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Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than rates based on the 1980 Commissioners’ Standard Ordinary Mortality Tables. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Guaranteed Death Benefit and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person’s attained age increases. (The insured person’s “attained age” on any date is his or her age on the birthday nearest that date.) If the Guaranteed Death Benefit at issue is $100,000 or more, the insured person may be eligible for the “preferred” underwriting class, which has the lowest cost of insurance charges for policies of this type.

In addition, we currently apply a lower insurance charge for policies with a Guaranteed Death Benefit of $250,000 or higher, but continuation of that practice is not guaranteed. Also, it is our current intention to reduce the insurance charge in the 10th policy year and thereafter below what it otherwise would be, but such a reduction is not guaranteed either.

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Guaranteed death benefit charge - A monthly charge for our guarantee that the death benefit will never be less than the Guaranteed Death Benefit. This charge is currently 1¢ per $1,000 of the Guaranteed Death Benefit at the time the charge is deducted. We guarantee that this charge will never exceed 3¢ per $1,000 of the Guaranteed Death Benefit at the time the charge is deducted.

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Extra mortality risk charge - An insured person who does not qualify for either the preferred or standard underwriting class must pay an additional Required Premium because of the extra mortality risk. We collect this additional premium in two ways: up to 8.6% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from your policy’s account value in equal installments.

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M & E charge - A daily charge for mortality and expense risks we assume. This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .60% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .60%.

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Optional insurance benefits charges - An additional Required Premium must be paid if you elect to purchase any additional insurance benefit that is added to the policy by means of a rider. We collect this additional premium in two ways: up to 8.6% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from your policy’s account value in equal installments.

•	Premium recalculation charge - When we perform any recalculation as described in the subsection titled “Premium recalculation”, we deduct a one-time charge in the amount described in that subsection.

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Administrative surrender charge - A charge we deduct if the policy lapses or is surrendered in the first 9 policy years. We deduct this charge to compensate us for administrative expenses that we would otherwise not recover in the event of early lapse or surrender. The amount of the charge depends upon the policy year in which lapse or surrender occurs and the policy’s Guaranteed Death Benefit at that time. The maximum charge is $5 per $1,000 of the policy’s Guaranteed Death benefit in policy years 1 through 6, $4 per $1,000 in policy years 7 and 8 and $3 per $1,000 in policy year 9. For insured persons age 24 or less at issue, this charge will never be more than $200 and will be charged only in the first four policy years. Currently a policy with a Guaranteed Death Benefit at time of surrender or lapse of $250,000 or more is not charged. A policy of less than $250,000 Guaranteed Death Benefit at time of surrender or lapse is not currently charged if the surrender or lapse is after the fourth policy year and is charged no more than $300 if the surrender or lapse is in the first four policy years. We may withdraw or modify these lower current charges at any time.

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Contingent deferred sales charge (“CDSC”) - A charge we deduct if the policy lapses or is surrendered within the first thirteen policy years. A pro-rata portion of the charge is deducted in the event of a decrease in the Sum Insured. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The CDSC is a percentage of the lesser of (a) the total amount of premiums you have actually paid before the date of surrender or lapse and (b) the sum of the base policy premiums due (whether or not actually paid) on or before the date of surrender or lapse. (For this purpose base policy premiums are pro-rated through the end of the policy month in which the surrender or lapse occurs).

For Surrenders or Lapses Effective During:	Maximum Contingent Deferred Sales Charge as a Percentage of Base Policy Premiums Due Through Effective Date of Surrender or Lapse
Policy Years 1-6	15.00%
Policy Year 7	12.85%
Policy Year 8	10.00%
Policy Year 9	7.77%
Policy Year 10	6.00%
Policy Year 11	4.55%
Policy Year 12	2.92%
Policy Year 13	1.54%
Policy Year 14 and Later	0%

The amount of the CDSC is calculated on the basis of the base policy premium for the attained age of the insured person at the time the policy is issued. The base policy premium that we use to compute the CDSC is not affected by (1) any recalculation of the type referred to under “Premium recalculation”, or (2) the non-mandatory character of any Required Premium due to Excess Value in the policy on that premium’s due date. The CDSC, as reflected in the above table, reaches its maximum at the end of the sixth policy year and is reduced in each policy year thereafter until it reaches zero in policy year 14. At issue ages higher than 54, the maximum is reached at an earlier policy year and may be reduced to zero over a shorter number of years.

•	Partial withdrawal charge - A charge of $20 for each partial withdrawal of Excess Value to compensate us for the administrative expenses of processing the withdrawal.

Loan interest rate

The maximum loan interest charged on any loan is shown in the Fee Tables and described under “Policy loans” in this prospectus.

Additional information about how certain policy charges work

Sales expenses and related charges

The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies (see “Description of Charges at the Policy Level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the maintenance charge may also be recovered from such other sources.

Effect of premium payment pattern

You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying more than one Required Premium in any policy year could reduce your total sales charges. For example, if you paid a Required Premium of $1,000 in each of the first two policy years, you would pay total premium sales charges of $100. If instead you paid $2,000 (i.e., two times the Required Premium amount) in the first policy year, you would pay total premium sales charges of only $50. Accelerating the payment of Required Premiums to earlier policy years could result in a larger CDSC and/or cause aggregate premiums paid to exceed the policy’s 7-pay premium limit and, as a result, cause the policy to become a modified endowment contract, with adverse tax consequences to you upon receipt of policy distributions (see “Tax consequences”). On the other hand, to pay less than the amount of Required Premiums by their due dates runs the risk that the policy will lapse, resulting in loss of coverage and additional charges.

Method of deduction

We deduct the monthly charges described in the Fee Tables section and any CDSC from your policy’s investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the fund level

The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the Fee Tables section) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional benefit riders you can add

When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy’s account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the following list of optional benefit riders:

•

Insured or Spouse YRT Rider - This rider provides a level or decreasing amount of term insurance on the life of the insured person or the insured person’s spouse. The benefit is payable if the person insured under the rider dies during the term period. In applying for this rider, you must choose the term period and whether the coverage amount is level or decreasing.

•

Children’s Insurance Benefit Rider - This rider covers children of the insured person at the time of application and children born or adopted after the rider is purchased. For coverage to begin on any child, he or she must be more than 14 days old and less than 15 years old. Coverage will continue until the earliest of (i) termination of the rider upon request, (ii) lapse of the policy, (iii) the insured person’s 65th birthday, (iv) election to convert to permanent coverage on the child’s 18th birthday, or (v) the child’s 22nd birthday. Since we don’t know which children are covered at any point in time, it is up to you to terminate the rider if it no longer suits your needs.

•

Accidental Death Benefit Rider - This rider provides for an additional insurance benefit if the insured person’s death is due to accidental causes between the policy anniversaries nearest the insured person’s 5th and 70th birthdays.

•

Disability Payment of Premium Rider - This rider provides its benefit during the total disability (as defined in the rider) of the insured person. The benefit continues until the earlier of (i) the policy anniversary nearest the insured person’s 65th birthday or (ii) the cessation of total disability. The monthly benefit is equal to one-twelfth of the policy’s annual Required Premium.

•

Applicant Payment of Premium Rider - This rider provides its benefit upon the death of the applicant for the policy or during the total disability (as defined in the rider) of the applicant. The benefit continues until the earlier of (i) the policy anniversary nearest the insured person’s 22nd birthday or (ii) the cessation of total disability. The monthly benefit is equal to one-twelfth of the policy’s annual Required Premium.

Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Guaranteed Death Benefit at issue of $50,000. At the time of issue, the insured person must have an attained age of 75 or less. All insured persons must meet certain health and other insurance risk criteria called “underwriting standards.”

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person’s risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied:

•	The policy is delivered to and received by the applicant.

•	At least the first Required Premium is received by us.

•	Each insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “date of issue.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as “backdating” and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

The conditions for coverage described above under “Commencement of insurance coverage” must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve the insured person’s younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include those listed below.

•	Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws

•	Combining or removing investment options

•	Changes in the form of organization of any separate account

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term “you” appears in this prospectus, we’ve assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser. While the insured person is alive, you will have a number of options under the policy. These options include those listed below.

•	Determine when and how much you invest in the various investment options

•	Borrow amounts you have in the investment options

•	Withdraw any amount we consider to be “Excess Value” in your policy

•	Change the beneficiary who will receive the death benefit

•	Turn in (i.e., “surrender”) the policy for the full amount of its surrender value

•	Reduce the amount of insurance by surrendering part of the policy

•	Choose the form in which we will pay out the death benefit or other proceeds

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within the latest of the following periods:

•	10 days after you receive it (this period may be longer in some states);

•	10 days after mailing by JHVLICO of the Notice of Withdrawal Right; or

•	45 days after the date Part A of the application has been completed.

This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to us at one of the addresses shown on the back cover, or to the JHVLICO representative who delivered the policy to you.

In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the Guaranteed Death Benefit, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of transfers among investment options, policy loans, partial withdrawals and certain other policy transactions. Premium payments not in response to a billing notice are “unscheduled” and will be separately confirmed. Therefore, if you make a premium payment that differs by more than $25 from that billed, you will receive a separate confirmation of that premium payment.

Semi-annually we will send you a report containing the financial statements of the Series Fund, including a list of securities held in each fund.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment options for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How do you communicate with us?

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to our Service Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you, except as discussed below under “Telephone Transactions.” These requests include those listed below.

•	loans

•	surrenders (including partial surrenders) or partial withdrawals

•	change of death benefit option

•	change of beneficiary

•	election of payment option for policy proceeds

•	tax withholding elections

•	election of telephone transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see “Telephone and Facsimile Transactions” below).

•	transfers of account value among investment options

•	change of allocation among investment options for new premium payments

You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Service Office. We don’t consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and facsimile transactions

If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 617-572-1571. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 117.5% of the base policy premiums paid in the first policy year, 13% of such premiums paid in the second through fourth policy years, and 3% of such premium paid in each policy year thereafter. The maximum commission on any premium paid in excess of such policy premium in any policy year is 4%. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our “policy holder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment.” We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans (see “7-pay premium limit and modified endowment contract status” below).

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code.

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of 7 equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is a reduction in benefits under a policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

To the extent required, the company intends to rely upon the exemption set forth in Rule 12h-7 of the Securities Exchange Act of 1934 from the periodic reporting requirements under that act.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, and the financial statements of Separate Account V of John Hancock Variable Life Insurance Company at December 31, 2008, and for each of the two years in the period ended December 31, 2008, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

In addition to this prospectus, JHVLICO has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about JHVLICO and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting our Service Office. You should also contact our Service Office to request any other information about your policy or to make any inquiries about its operation.

JOHN HANCOCK USA SERVICE OFFICE

Express Delivery	Mail Delivery
Life Operations	P.O. Box 111
197 Clarendon Street, C-6	Boston, MA 02117
Boston, MA 02117

Phone:	Fax:
1-800-732-5543	617-572-1571

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-5290 1933 Act File No. 33-75610

Statement of Additional Information

dated May 1, 2009

for interests in

John Hancock Variable Life Account V (“Registrant”)

Interests are made available under

FLEX-V2

a scheduled premium life insurance policy issued by

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

(“JHVLICO”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a JHVLICO representative or by contacting the JHVLICO Servicing Office at Life Operations, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-732-5543.

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” In this case, the Depositor is JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02116. We are authorized to transact life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We are also subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters

JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company (“John Hancock”), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by “demutualizing” and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock’s ultimate parent is now Manulife Financial Corporation. John Hancock’s home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2008, John Hancock’s assets were approximately $92 billion and it had invested approximately $2 billion in JHVLICO in connection with JHVLICO’s organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” In this case, the Registrant is John Hancock Variable Life Separate Account V (the “Account”), a separate account established by JHVLICO under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Account or of JHVLICO.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by JHVLICO and of registered separate accounts organized by JHVLICO may be provided by other affiliates. Neither JHVLICO nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank’s address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, and the financial statements of Separate Account V of John Hancock Variable Life Insurance Company at December 31, 2008, and for each of the two years in the period ended December 31, 2008, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

2

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2008, 2007, and 2006 was $224,191,519, $236,021,417, and $128,705,303 respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed 117.5% of the base policy premiums paid in the first policy year, 13% of such premiums paid in the second through fourth policy years, and 3% of such premium paid in each policy year thereafter. The maximum commission on any premium paid in excess of such policy premium in any policy year is 4%.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

•

Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

3

•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer may pay its registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. JHVLICO reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which JHVLICO believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. JHVLICO may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

4

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Variable Life Insurance Company

Years Ended December 31, 2008, 2007, and 2006

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company (the “Company”) as of December 31, 2008 and 2007, and the related consolidated statements of income, changes in shareholder’s equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2008 and 2007 and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2007 the Company changed its method of accounting for income tax related cash flows generated by investments in leveraged leases and collateral related to certain derivative activities.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

April 16, 2009

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	December 31,
	2008	2007
	(in millions)
Assets
Investments
Fixed maturities:
Available for sale—at fair value (cost: 2008—$5,049; 2007—$4,971)	$4,626	$4,968
Equity securities:
Available-for-sale—at fair value (cost: 2008—$1; 2007—$2)	1	4
Mortgage loans on real estate	993	1,032
Investment real estate	255	258
Policy loans	510	465
Other invested assets	251	208

Total Investments	6,636	6,935

Cash and cash equivalents	434	185
Accrued investment income	78	73
Goodwill	411	411
Value of business acquired	1,439	1,276
Deferred policy acquisition costs	662	545
Amounts due from affiliates	2	121
Intangible assets	207	211
Reinsurance recoverable	571	483
Other assets	18	5
Separate account assets	7,029	7,949

Total Assets	$17,487	$18,194

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2008	2007
	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$7,083	$6,924
Policyholders’ funds	86	50
Unearned revenue	244	104
Unpaid claims and claim expense reserves	63	38
Policyholder dividends	2	2
Amounts due to affiliates	99	179
Current income tax payable	—	84
Deferred income tax liability	520	463
Other liabilities	330	280
Separate account liabilities	7,029	7,949

Total Liabilities	15,456	16,073

Commitments and Legal Proceedings (Note 7)

Shareholder’s Equity
Common stock ($50.00 par value; 50,000 shares authorized, issued, and outstanding at December 31, 2008 and 2007)	2	2
Additional paid-in capital	2,016	2,017
Retained earnings	137	97
Accumulated other comprehensive (loss) income	(124)	5

Total Shareholder’s Equity	2,031	2,121

Total Liabilities and Shareholder’s Equity	$17,487	$18,194

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

	Years ended December 31,
	2008	2007	2006
	(in millions)
Revenues
Premiums	$72	$59	$71
Fee income	153	345	263
Net investment income	333	368	358
Net realized investment and other gains (losses)	(72)	4	(6)

Total revenues	486	776	686

Benefits and expenses
Benefits to policyholders	251	349	257
Policyholder dividends	19	22	20
Amortization of deferred policy acquisition costs and value of business acquired	8	59	76
Other operating costs and expenses	76	76	121

Total benefits and expenses	354	506	474

Income before income taxes	132	270	212

Income taxes	67	92	71

Net income	$65	$178	$141

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity	Outstanding Shares
	(in millions, except for shares outstanding)					(in thousands)
Balance at January 1, 2006	$2	$2,017	$38	$(13)	$2,044	50
Comprehensive income:
Net income			141		141
Other comprehensive income, net of tax:
Net unrealized investment gains				7	7
Cash flow hedges				1	1

Comprehensive income					149

Dividends paid to Parent			(95)		(95)

Balance at December 31, 2006	$2	$2,017	$84	$(5)	$2,098	50

Comprehensive income:
Net income			178		178
Other comprehensive income, net of tax:
Net unrealized investment gains				10	10

Comprehensive income					188

Adoption of FSP No. FAS13-2			(15)		(15)
Dividends paid to Parent			(150)		(150)

Balance at December 31, 2007	$2	$2,017	$97	$5	$2,121	50

Comprehensive income:
Net income			65		65
Other comprehensive income, net of tax:
Net unrealized investment losses				(130)	(130)
Cash flow hedges				1	1

Comprehensive loss					(64)

Dividends paid to Parent			(25)		(25)
Transfer of invested assets from affiliate		(1)			(1)

Balance at December 31, 2008	$2	$2,016	$137	$(124)	$2,031	50

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31
	2008	2007	2006
	(in millions)
Cash flows from operating activities:
Net income	$65	$178	$141
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of premium and accretion of discounts, net—fixed maturities	21	26	38
Net realized investment and other (gains) losses	72	(4)	6
Amortization of deferred policy acquisition costs	18	39	51
Amortization of value of business acquired	(10)	20	25
Capitalization of deferred policy acquisition costs	(76)	(85)	(198)
Depreciation and amortization	8	9	6
(Increase) decrease in accrued investment income	(5)	(6)	4
Decrease in other assets and other liabilities, net	170	10	86
Increase in policyholder liabilities and accruals, net	25	110	141
Increase in deferred income taxes	127	16	47

Net cash provided by operating activities	415	313	347

Cash flows from investing activities:
Sales of:
Fixed maturities	274	463	865
Equity securities	—	149	6
Real estate	1	—	—
Other invested assets	45	39	224
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	259	144	98
Mortgage loans on real estate	150	202	169
Purchases of:
Fixed maturities	(698)	(1,001)	(1,410)
Equity securities	—	(4)	(111)
Real estate	(2)	(1)	(100)
Other invested assets	(95)	(54)	(83)
Mortgage loans on real estate issued	(104)	(181)	(94)
FSP No. FAS 13-2 transition adjustment	—	(15)	—
Other, net	(80)	3	(18)

Net cash used in investing activities	$(250)	$(256)	$(454)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2008	2007	2006
	(in millions)
Cash flows from financing activities:
Dividends paid to Parent	$(25)	$(150)	$(95)
Universal life and investment-type contracts deposits	312	366	769
Universal life and investment-type contract maturities and withdrawals	(286)	(382)	(778)
Net transfers from separate accounts to policyholders’ funds	83	29	247

Net cash provided by (used in) financing activities	84	(137)	143

Net increase (decrease) in cash and cash equivalents	249	(80)	36
Cash and cash equivalents at beginning of year	185	265	229

Cash and cash equivalents at end of year	$434	$185	$265

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Variable Life Insurance Company (“JHVLICO” or the “Company”) is a wholly-owned subsidiary of John Hancock Life Insurance Company (“JHLICO”). JHLICO is a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), which is an indirect, wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded stock life insurance company.

The Company provides a wide range of insurance and investment products to customers located primarily in the United States. These products, including individual life insurance and fixed and variable annuities, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company is licensed in all states except New York.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, John Hancock Life & Health Insurance Company (formerly known as Manulife Insurance Company). Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated.

On April 28, 2004 (the “acquisition date”), MFC acquired JHFS and its subsidiaries, which was accounted for using the purchase method of accounting. The accompanying consolidated financial statements include purchase accounting adjustments related to the acquisition.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities other than leveraged leases as available-for-sale and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premium and accretion of discounts is included in net investment income. Impairments in value deemed to be other than temporary are reported as a component of net realized and other gains (losses).

The Company classifies its leveraged leases as fixed maturities and records as its carrying value the net investment of its leveraged leases calculated by accruing income at the lease’s expected internal rate of return.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder’s equity, as described above for available-for-sale fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses). Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to Separate Accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company’s Consolidated Balance Sheets in other assets or other liabilities at fair value.

In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments, as well as the offsetting changes in fair value of the hedged items, are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains (losses).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in accumulated other comprehensive income and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in accumulated other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors and swaptions), the premium is amortized into net investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

The Company is a party to financial instruments that may contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether bifurcation is required. If it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract. Embedded derivatives are carried at fair value with changes in fair value reported in net realized investment and other gains (losses) or benefits to policyholders for certain separate account guarantees.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. On April 28, 2004, MFC acquired JHFS and its subsidiaries, which was accounted for using the purchase method of accounting. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

Goodwill recorded on the Company’s Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of the Company’s identifiable net assets acquired by MFC.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name and distribution networks recognized at the acquisition date. Brand name is not subject to amortization. Distribution networks are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill and brand name for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Distribution networks are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value.

Deferred Policy Acquisition Costs. DAC are costs that vary with, and are related primarily to, the production of new insurance business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain costs of policy issuance and underwriting, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC and unearned revenue amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included accumulated other comprehensive income.

DAC related to non-participating traditional life insurance is amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

Reinsurance. The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Income reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Income. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 3% of the Company’s traditional life net insurance in-force at December 31, 2008 and 2007, and 28%, 29%, and 24% of the Company’s traditional life net insurance premiums for the years ended December 31, 2008, 2007, and 2006, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Policyholders’ funds for universal life and investment-type products are equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported life insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends are approved annually by the Company’s Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management’s judgment as to the proper level of statutory surplus to be retained by the Company.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Deposits related to universal life and investment-type contracts are credited to policyholders’ account balances. Revenues from these contracts, as well as annuities, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

Recent Accounting Pronouncements

FASB Staff Position No. EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20” (“FSP EITF No. 99-20-1”)

In January 2009, the FASB issued FSP EITF No. 99-20-1 which helps conform the impairment guidance in EITF No. 99-20 to the impairment guidance of SFAS No. 115. EITF No. 99-20 applies to debt securities backed by securitized financial assets (ABS), which are of less than high credit quality and can be contractually prepaid in a way that the investor could lose part of its investment. These securities are categorized as available for sale and generally have fair values below their carrying values. FSP EITF No. 99-20-1 allows the Company to consider its own expectations about probabilities that the ABS can and will be held until the fair values recover, while assessing whether the ABS is other than temporarily impaired. EITF No. 99-20 formerly required the Company to consider only market participant expectations about the ABS future cash flows in this situation. FSP EITF No. 99-20-1 was effective for the Company on December 31, 2008. Adoption of FSP EITF No. 99-20-1 on January 1, 2009 did not result in any impact to the Company’s financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133” (“SFAS No. 161”)

In March 2008, the FASB issued SFAS No. 161 which provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items which are accounted for under SFAS No. 133. SFAS No. 161 will be effective for the Company’s financial statements in 2009. The adoption of this guidance will have no impact on the Company’s Consolidated Balance Sheet or Consolidated Statements of Income.

Statement of Financial Accounting Standard No. 157, “Fair Value Measurements” (“SFAS No. 157”)

Effective January 1, 2008, the Company adopted SFAS No. 157, which provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. SFAS No. 157 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. SFAS No. 157 provides guidance on how to measure fair value when required under existing accounting standards. SFAS No. 157 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, classified in three levels (“Level 1, 2 and 3”) with the most observable input level being Level 1. The adoption of this standard did not have any impact on the Company’s financial position or results of operations.

In February 2008, the FASB issued FSP SFAS No. 157-2 which delayed the effective date of SFAS No. 157 to the Company’s fiscal years beginning January 1, 2009 for nonfinancial assets and liabilities which are not fair valued on a recurring basis. As a result of the issuance of FSP SFAS No. 157-2, the Company did not apply the provisions of SFAS No. 157 to nonfinancial assets and liabilities during 2008. Expiration of FSP SFAS No. 157-2’s deferral on January 1, 2009 did not result in any impact to the Company’s financial statements.

In October 2008, the FASB issued FSP SFAS No. 157-3 which provides additional guidance on determining fair values of illiquid securities. This FSP was immediately effective, retroactive to prior reporting periods for which financial statements had not yet been issued. The Company determined that the provisions of FSP SFAS No. 157-3 did not impact the assessment of fair values of any of its financial assets or liabilities.

Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”)

In February 2007, the FASB issued SFAS No. 159 to provide companies with the opportunity to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS No. 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on an instrument-by-instrument basis.

On January 1, 2008, the Company adopted SFAS No. 159 but did not elect the fair value option for any of its financial assets or liabilities. Accordingly, the adoption of this standard did not have any impact on the Company’s financial position or results of operations.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB No. 51” (“SFAS No. 160”)

In December 2007, the FASB issued SFAS No. 160 which establishes accounting guidance for non-controlling interests in a subsidiary and for deconsolidation of a subsidiary. SFAS No. 160 will require that non-controlling interest be included in shareholder equity and separately reported there, that a consolidated entity’s net income include and present separately amounts attributable to both the controlling and non-controlling interests, that continuity of equity accounts for both controlling interests and non-controlling interests be presented on a company’s statement of changes in equity, and that changes in a parent’s ownership of a subsidiary which do not result in deconsolidation be accounted for as transactions in the company’s own stock. Deconsolidation will result in gain/loss recognition, with any retained non-controlling interest measured initially at fair value. SFAS No. 160 will be effective for the Company’s financial statements in 2009, and will be applied prospectively, except for the presentation and disclosure requirements which will be applied retrospectively.

FASB Staff Position Fin No. 39-1, “Amendment of Offsetting of Amounts Related to Certain Contracts” (“FSP FIN No. 39-1”)

In April 2007, the FASB issued FSP FIN No. 39-1 to amend the reporting standards for offsetting amounts related to derivative instruments with the same counterparty. FSP FIN No. 39-1 specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company early adopted FSP FIN No. 39-1 in the quarter ended December 31, 2007, changing its accounting policy from net to gross balance sheet presentation of offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively to all periods presented, resulting in an increase in derivative assets equally offset by an increase in derivative liabilities at December 31, 2007 and 2006 of $3 million and $0 million, respectively.

FASB Staff Position SFAS No. 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction” (“FSP No. SFAS 13-2”)

In September 2006, the FASB issued FSP No. SFAS 13-2 which requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimated net income were considered to be such triggers.

FSP SFAS No. 13-2 was effective for the Company’s financial statements beginning January 1, 2007 and cannot be retrospectively applied. Adoption of FSP No. SFAS 13-2 resulted in a charge to opening retained earnings at January 1, 2007 of $15 million net of tax.

FASB Financial Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109” (“FIN No. 48”)

In June 2006, the FASB issued FIN No. 48 which prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain positions that it has taken or expects to take on a tax return. FIN No. 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (a) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, (b) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both (a) and (b). FIN No. 48 requires recording a cumulative effect of adoption in retained earnings as of beginning of year of adoption.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

FIN No. 48 was effective for the Company’s consolidated financial statements beginning January 1, 2007. The Company had no cumulative effect of adoption to its January 1, 2007 consolidated retained earnings. Adoption of FIN No. 48 had no material impact on the Company’s Consolidated Balance Sheet at December 31, 2007 or Consolidated Statement of Income for the year ended December 31, 2007.

AICPA Statement of Position 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts” (“SOP No. 05-1”)

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued SOP No. 05-1. SOP No. 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged to expense.

SOP No. 05-1 was effective for the Company’s internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company’s adoption of SOP No. 05-01 as of January 1, 2007, there was no impact to the Company’s Consolidated Balance Sheet or Consolidated Statement of Income.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in fixed maturities and equity securities classified as available-for-sale are summarized below:

	December 31, 2008
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities and equity securities:
Corporate securities	$3,947	$41	$378	$3,610
Asset-backed and mortgage-backed securities	727	2	108	621
Obligations of states and political subdivisions	10	—	—	10
U.S. Treasury securities and obligations of U.S. government corporations and agencies	138	20	—	158
Other fixed maturities(1)	227	—	—	227

Total fixed maturities available-for-sale at fair value	5,049	63	486	4,626
Equity securities available for sale	1	—	—	1

Total fixed maturities and equity securities	$5,050	$63	$486	$4,627

	December 31, 2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities and equity securities:
Corporate securities	$3,898	$45	$45	$3,898
Asset-backed and mortgage-backed securities	811	6	10	807
Obligations of states and political subdivisions	9	—	—	9
U.S. Treasury securities and obligations of U.S. government corporations and agencies	22	1	—	23
Other fixed maturities(1)	231	—	—	231

Total fixed maturities available-for-sale at fair value	4,971	52	55	4,968
Equity securities available for sale	2	2	—	4

Total fixed maturities and equity securities	$4,973	$54	$55	$4,972

(1)

The Company classifies its leveraged leases as fixed maturities and records as its carrying value the net investment of its leveraged leases calculated by accruing income at each lease’s expected internal rate of return.

The amortized cost and fair value of fixed maturities at December 31, 2008, by contractual maturity, are shown below:

	Amortized Cost	Fair Value
	(in millions)
Fixed maturities available-for-sale:
Due in one year or less	$250	$247
Due after one year through five years	1,805	1,718
Due after five years through ten years	1,192	1,058
Due after ten years	848	755

	4,095	3,778
Asset-backed and mortgage-backed securities	727	621

Total	$4,822	$4,399

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of the other-than-temporary impairment charges.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Fixed Maturity Securities Available-For-Sale—By Investment Age

	Year ended December 31, 2008
	Less than 12 months		12 months or more		Total
	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses
			(in millions)
Corporate securities	$2,072	$279	$535	$99	$2,607	$378
Asset-backed and mortgage-backed securities	318	49	234	59	552	108

Total fixed maturity securities available-for-sale	$2,390	$328	$769	$158	$3,159	$486

	Year ended December 31, 2007
	Less than 12 months		12 months or more		Total
	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses
			(in millions)
Corporate securities	$600	$14	$1,056	$31	$1,656	$45
Asset-backed and mortgage-backed securities	90	2	311	8	401	10

Total fixed maturity securities available-for-sale	$690	$16	$1,367	$39	$2,057	$55

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade fixed maturity securities increased to $80 million at December 31, 2008 from $7 million at December 31, 2007 primarily due to interest rate changes.

At December 31, 2008 and 2007, there were 1,107 and 839 fixed maturity securities with an aggregate gross unrealized loss of $486 million and $55 million, respectively, of which the single largest unrealized loss was $10 million and $2 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

The Company had no unrealized losses on equity securities available-for-sale at December 31, 2008 and December 31, 2007, respectively.

Available-for-sale securities with amortized cost of $4 million were non-income producing for the year ended December 31, 2008. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2008.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Assets on Deposit

As of December 31, 2008 and 2007, fixed maturity securities with a fair value of $22 million and $18 million were on deposit with government authorities as required by law.

Mortgage Loans on Real Estate

At December 31, 2008, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount
	(in millions)		(in millions)
Apartments	$159	East North Central	$95
Industrial	132	East South Central	52
Office buildings	173	Middle Atlantic	115
Retail	282	Mountain	62
Mixed use	19	New England	77
Agricultural	57	Pacific	280
Agri Business	113	South Atlantic	194
Other	62	West North Central	20
		West South Central	102

Allowance for losses	(4)	Allowance for losses	(4)

Total	$993	Total	$993

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Deductions	Balance at End of Period
	(in millions)
Year ended December 31, 2008	$2	$3	$1	$4

Year ended December 31, 2007	3	1	2	2

Year ended December 31, 2006	4	1	2	3

Mortgage loans with carrying value of $2 million were non-income producing for the year ended December 31, 2008. At December 31, 2008, mortgage loans with carrying value of $1 million were delinquent by less than 90 days and $2 million were delinquent by 90 days or more.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The total recorded investment in mortgage loans that are considered to be impaired along with the related provision for losses were as follows:

	December 31,
	2008	2007
	(in millions)
Impaired mortgage loans on real estate with provision for losses	$6	$3
Provision for losses	(4)	(2)

Net impaired mortgage loans on real estate	$2	$1

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,
	2008	2007	2006
	(in millions)
Average recorded investment in impaired loans	$4	$5	$10
Interest income recognized on impaired loans	—	—	—

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

There were no restructured mortgage loans as of December 31, 2008 and 2007.

Investment Real Estate

There was no non-income producing real estate for the years ended December 31, 2008 and 2007. Depreciation expense on investment real estate was $5 million, $5 million, and $3 million, in 2008, 2007, and 2006, respectively. Accumulated depreciation was $16 million and $11 million at December 31, 2008 and 2007, respectively.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	Years ended December 31,
	2008	2007	2006
	(in millions)
Net investment income
Fixed maturities	$271	$277	$265
Equity securities	—	—	5
Mortgage loans on real estate	59	58	60
Investment real estate	7	12	11
Policy loans	24	23	20
Short-term investments	12	19	8
Other	(23)	(6)	4

Gross investment income	350	383	373

Less investment expenses	17	15	15

Net investment income	$333	$368	$358

Net realized investment and other gains (losses)
Fixed maturities	$(108)	$(6)	$1
Equity securities	—	17	1
Mortgage loans on real estate	(1)	(1)	4
Derivatives and other invested assets	37	(6)	(12)

Net realized investment and other gains (losses)	$(72)	$4	$(6)

Gross gains were realized on the sale of available-for-sale securities of $13 million, $25 million, and $20 million for the years ended December 31, 2008, 2007, and 2006, respectively, and gross losses were realized on the sale of available-for-sale securities of $0 million, $3 million, and $15 million for the years ended December 31, 2008, 2007, and 2006, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $116 million, $20 million, and $9 million for the years ended December 31, 2008, 2007, and 2006, respectively, were recognized in the Consolidated Statements of Income.

Note 3 — Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices and to manage the duration of assets and liabilities.

Fair Value Hedges. The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Derivatives and Hedging Instruments - (continued)

For the years ended December 31, 2008, 2007, and 2006, the Company recognized net gains of $3 million, net loss of $5 million, and net gains of $2 million, respectively, related to the ineffective portion of its fair value hedges and did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. These amounts are recorded in net realized investment and other gains (losses). In 2008, the Company had no hedges of firm commitments.

Cash Flow Hedges. The Company uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain floating rate fixed income securities. Amounts are reclassified from accumulated other comprehensive income as a yield adjustment when the payments are made.

For the years ended December 31, 2008, 2007 and 2006, the Company did not recognize any gains or losses related to the ineffective portion of cash flow hedges. For the years ended December 31, 2008, 2007, and 2006, all of the Company’s hedged forecast transactions qualified as cash flow hedges.

For the years ended December 31, 2008, 2007 and 2006, the Company had no gains or losses reclassified from accumulated other comprehensive income to net income. It is anticipated that no gains or losses will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum length for which variable cash flows are hedged is 7.5 years.

For the years ended December 31, 2008, 2007, and 2006, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the years ended December 31, 2008, 2007 and 2006, net gains (net of tax) of $1 million, $0 million and $1 million, respectively, representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts expensed on interest rate cap agreements are recorded as an adjustment to net investment income.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

For the years ended December 31, 2008, 2007 and 2006, net losses of $29 million, $8 million and $4 million, respectively, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts are recorded in net realized investment and other gains (losses).

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include reinsurance contracts and fixed maturities.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Derivatives and Hedging Instruments - (continued)

Outstanding derivative instruments were as follows:

	December 31,
	2008			2007
	Notional Amount	Carrying Value	Fair Value	Notional Amount	Carrying Value	Fair Value
	(in millions)
Assets:
Derivatives:
Interest rate swap agreements	$181	$5	$5	$221	$2	$2
Interest rate cap agreements	—	—	—	150	—	—
Cross currency rate swap agreements	4	—	—	—	—	—
Credit default swaps	1	—	—	—	—	—
Embedded derivatives - fixed maturities	—	—	—	1	—	—
Embedded derivatives - reinsurance	—	34	34	—	—	—

Total Assets	$186	$39	$39	$372	$2	$2

Liabilities:
Derivatives:
Interest rate swap agreements	$924	$132	$132	$1,022	$42	$42
Cross currency rate swap agreements	10	1	1	24	5	5
Credit default swaps	—	—	—	8	—	—
Embedded derivatives - fixed maturities	15	1	1	10	—	—
Embedded derivatives - reinsurance	—	—	—	—	25	25
Foreign exchange forward agreements	—	—	—	1	—	—

Total Liabilities	$949	$134	$134	$1,065	$72	$72

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date.

The Company manages its credit risk by entering into transactions with credit worthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2008 and 2007, the Company had not accepted any collateral and pledged collateral of $107 million and $0 million, respectively, which is included in fixed maturities on the Consolidated Balance Sheets.

Note 4 — Income Taxes

JHVLICO and its subsidiaries join with JHLICO and other affiliates in filing a consolidated tax return.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Income Taxes - (continued)

The components of income taxes were as follows:

	Years ended December 31,
	2008	2007	2006
	(in millions)
Current taxes:
Federal	$(45)	$76	$24
Foreign	—	—	—

Total	(45)	76	24

Deferred taxes:
Federal	112	16	47
Foreign	—	—	—

Total	112	16	47

Total income tax expense	$67	$92	$71

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations follows:

	Years ended December 31,
	2008	2007	2006
	(in millions)
Tax at 35%	$46	$95	$74
Add (deduct):
Prior year taxes	26 (1)	(2)	3
Tax credits	(3)	(3)	(3)
Tax-exempt investment income	(5)	(5)	—
Lease income	—	4	—
Unrecognized tax benefits	3	4	—
Other	—	(1)	(3)

Total income tax expense	$67	$92	$71

(1)	During 2008, the Company performed a detailed analysis of its tax-basis balance sheet and related deferred tax balances. This analysis resulted in a $28 million increase in the 2008 net deferred tax liability balance due to book/tax differences attributable to prior years. This increase is included in the prior year taxes adjustment line above.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each consolidated balance sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2008	2007
	(in millions)
Deferred tax assets:
Policy reserve adjustments	$103	$153
Other comprehensive income	67	—
Federal interest deficiency	17	12
Dividends payable to policyholders	1	1
Other	7	69

Total deferred tax assets	195	235

Deferred tax liabilities:
Securities and other investments	33	112
Deferred policy acquisition costs	104	62
Value of business acquired	576	519
Lease income	2	2
Other comprehensive income	—	3

Total deferred tax liabilities	715	698

Net deferred tax liabilities	$(520)	$(463)

At December 31, 2008 and 2007, respectively; the Company had no operating loss carryforwards. The Company believes that it will realize the full benefit of its deferred tax assets.

The Company made income tax payments of $27 million and $18 million in 2008 and 2007, respectively, and received an income tax refund of $21 million in 2006.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1996.

The Internal Revenue Service (“IRS”) completed its examinations for years 1996 through 1998 on September 30, 2003 and completed its examinations for years 1999 through 2001 on October 1, 2006. The Company filed protests with the IRS Appeals Division of various adjustments raised by the IRS in its examinations of these years. On June 23, 2008 the Company and the IRS Appeals Division agreed to a compromise settlement on several issues that arose in the 1996 through 1998 examination and on December 17, 2008, the IRS issued a statutory notice of deficiency covering the remaining issues. On March 16, 2009, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency. IRS Appeals Division proceedings involving the years 1999 through 2001 are ongoing. The IRS commenced an examination of the Company’s income tax returns for the years 2002 through 2004 in the first quarter of 2007. It is anticipated that the audit will be completed by the end of 2009.

The Company adopted the provisions of FIN No. 48 on January 1, 2007. In connection with the adoption of FIN No. 48, the Company did not recognize an increase or decrease in its liability for unrecognized tax benefits.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Income Taxes - (continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2008	2007
	(in millions)
Balance, beginning of year	$106	$95
Additions based on tax positions related to the current year	17	15
Reductions based on tax positions related to the current year	—	—
Additions for tax positions of prior years	24	—
Reductions for tax positions of prior years	(3)	(4)

Balance, end of year	$144	$106

Included in the balance as of December 31, 2008 and December 31, 2007 are $20 million and $18 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balance as of December 31, 2008 and December 31, 2007 are $124 million and $88 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of taxes to an earlier period.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2008, 2007, and 2006, the Company recognized approximately $17 million, $10 million, and $10 million in interest expense, respectively. The Company had approximately $50 million and $34 million accrued for interest as of December 31, 2008 and December 31, 2007, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2008, 2007, and 2006.

Note 5 — Related Party Transactions

Reinsurance Transactions

On January 1, 2004, the Company entered into a coinsurance funds withheld reinsurance agreement with John Hancock Reassurance Company, Ltd. (“JHRECO”), an affiliated company. This agreement was amended and restated on April 1, 2007 in order to clarify the wording. The Company entered into this agreement to facilitate its capital management process. The risks reinsured under this agreement are the death benefits that result from the no-lapse guarantee present in the single life and joint life Protection Universal Life Insurance policies. The Company recorded a reinsurance recoverable from JHRECO of $28 million and $20 million at December 31, 2008 and 2007, respectively, which is included with other reinsurance recoverables on the Consolidated Balance Sheets. There were no premiums ceded to JHRECO during the years ended December 31, 2008, 2007, and 2006, respectively.

The Company has a modified coinsurance agreement with JHLICO to reinsure 50% of its post 1993 issues of certain flexible premium variable life insurance and scheduled premium variable life insurance policies. The agreement increased the Company’s income before income taxes by $6 million, $5 million and $5 million for the years ended December 31, 2008, 2007 and 2006, respectively.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Related Party Transactions - (continued)

Service Agreements

JHLICO provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. JHLICO annually determines a fee (the “parent company service fee”) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company’s operation. The parent company service fee is included in deferred policy acquisition costs on the Company’s Consolidated Balance Sheets and as an investment expense in net investment income and in other operating costs and expenses in the Consolidated Statements of Income. As of December 31, 2008 and 2007, respectively, there were accrued payables from the Company to JHLICO of $11 million and $12 million related to these services. Costs incurred were $42 million, $52 million, and $80 million for the years ended December 31, 2008, 2007, and 2006, respectively. JHLICO has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company’s shareholder’s equity from declining below $1 million.

JHLICO allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were an expense of $8 million, $11 million, and $7 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

On September 2, 2008, the Company purchased a $60 million funding agreement from John Hancock Life Insurance Company (U.S.A.) (“JHUSA”), an affiliate.

The Company participates in a liquidity pool operated by an affiliate, JHUSA, in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Liquidity Pool and Loan Facility Agreements as amended November 13, 2007. The Company had $387 million and $120 million invested in this pool at December 31, 2008 and 2007, respectively.

At December 31, 2008 and 2007, the Company had a $250 million line of credit with JHFS. At December 31, 2008 and 2007, the Company had no outstanding borrowings under this agreement.

The Company sells deferred annuity contracts that feature a market value adjustment that are registered with the Securities and Exchange Commission (“SEC”). The deferred annuity contracts contain variable investment options and fixed investment period options. The fixed investment period options enable the participant to invest fixed amounts of money for fixed terms at fixed interest rates, subject to a market value adjustment if the participant desires to terminate a fixed investment period before its maturity date. The annuity contract provides for the market value adjustment to keep parties whole with respect to the fixed interest bargain for the entire fixed investment period. The Company refers to the fixed investment period options that contain a market value adjustment feature as “MVAs.”

On December 30, 2002, JHFS fully and unconditionally guaranteed the Company’s obligation to pay amounts due under any MVA that was outstanding on or following such date on transfer, withdrawal, surrender, maturity or annuitization of such MVA. On June 29, 2005, MFC provided a similar guarantee, both with respect to MVAs outstanding at that time and to those to be issued subsequently. JHFS continued to guarantee MVAs that were outstanding before June 29, 2005; however, did not guarantee MVAs issued on or after June 29, 2005. JHFS and MFC are jointly and severally liable under such guarantees.

MFC’s guarantee of the MVAs is an unsecured obligation of MFC and is subordinated in the right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantee of the MVAs. Following May, 2005, JHFS ceased filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5, and MFC began reporting condensed consolidating financial information regarding the Company in MFC’s quarterly and annual reports.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Reinsurance

The effect of reinsurance on life premiums written and earned was as follows:

	Years ended December 31,
	2008		2007		2006
	Premiums		Premiums		Premiums
	Written	Earned	Written	Earned	Written	Earned
	(in millions)
Direct	$149	$149	$157	$157	$163	$163

Assumed	1	1	1	1	1	1

Ceded	(78)	(78)	(99)	(99)	(93)	(93)

Net life premiums	$72	$72	$59	$59	$71	$71

At December 31, 2008, 2007, and 2006, benefits to policyholders under life ceded reinsurance contracts were $57 million, $45 million, and $34 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 7 — Commitments, Contingencies and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $13 million and $1 million, respectively, at December 31, 2008. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments expire in 2009.

Contingencies. The Company is an investor in leveraged leases and previously established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the year ended December 31, 2008, the Company increased this provision by $18 million (after tax). The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, the maximum after tax exposure including interest would be an additional estimated $29 million at December 31, 2008.

Legal Proceedings. The Company is, primarily through its parent, JHLICO, regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products and as a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Shareholder’s Equity

Capital Stock

The Company has one class of capital stock, common stock. All of the outstanding common stock of the Company is owned by JHLICO, the parent.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Accumulated Other Comprehensive Income
Balance at January 1, 2006	$(12)	$(1)	$(13)
Gross unrealized investment gains (net of deferred income tax expense of $4 million)	8	—	8
Reclassification adjustment for gains realized in net income (net of income tax expense of $2 million)	(4)	—	(4)
Adjustment for deferred policy acquisition costs (net of deferred income tax expense of $2 million)	3	—	3

Net unrealized investment gains	7	—	7
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $0 million)	—	1	1

Balance at December 31, 2006	$(5)	$—	$(5)

Gross unrealized investment gains (net of deferred income tax expense of $14 million)	27	—	27
Reclassification adjustment for gains realized in net income (net of income tax expense of $8 million)	(14)	—	(14)
Adjustment for deferred policy acquisition costs (net of deferred income tax benefit of $1 million)	(3)	—	(3)

Net unrealized investment gains	10	—	10

Balance at December 31, 2007	$5	$—	$5

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Accumulated Other Comprehensive Income
Balance at January 1, 2008	$5	$—	$5
Gross unrealized investment losses (net of deferred income tax benefit of $141 million)	(263)	—	(263)
Reclassification adjustment for gains realized in net income (net of income tax expense of $5 million)	(8)	—	(8)
Adjustment for deferred policy acquisition costs, value of business acquired and reserves (net of deferred income tax expense of $76 million)	141	—	141

Net unrealized investment losses	(130)	—	(130)
Net gains on the effective portion of the change in fair value of cash flow hedges, (net of deferred income tax expense of $1 million)	—	1	1

Balance at December 31, 2008	$(125)	$1	$(124)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	December 31,
	2008	2007	2006
	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$(423)	$(3)	$(33)
Equity investments	—	2	13
Other investments	5	—	—

Total	(418)	(1)	(20)

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, value of business acquired and reserves	226	9	13
Deferred income taxes	67	(3)	2

Total	293	6	15

Net unrealized investment gains (losses)	$(125)	$5	$(5)

Statutory Results

The Company and its domestic insurance subsidiary are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile, which is the Commonwealth of Massachusetts. The Company’s use of permitted statutory accounting practices does not have a significant impact on statutory surplus.

The Company’s statutory net income for the years ended December 31, 2008, 2007, and 2006 was $43 million (unaudited), $169 million, and $105 million, respectively.

The Company’s statutory capital and surplus as of December 31, 2008 and 2007 was $545 million (unaudited) and $605 million, respectively.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Shareholder’s Equity - (continued)

Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned surplus without the prior approval of the Commissioner of Insurance (“the Commissioner”). Massachusetts law also limits the dividends an insurer may pay without the prior permission of the Commissioner, to the greater of (i) 10% of its statutory policyholders’ surplus as of December 31 of the preceding year or (ii) the company’s statutory net gain from operations for the preceding year ending December 31, if such insurer is a life company.

Note 9 — Segment Information

The Company operates in the following three business segments: (1) Protection and (2) Wealth Management, which primarily serve retail customers, and (3) Corporate and Other.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life, and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual annuities consisting of fixed deferred annuities, fixed immediate annuities, and variable annuities. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate and Other Segment. Primarily consists of the Company’s corporate operations. Corporate operations primarily include certain financing activities and income on capital not specifically allocated to the reporting segments.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Segment Information - (continued)

The following table summarizes selected financial information by segment for the periods indicated:

	Protection	Wealth Management	Corporate and Other	Total
	(in millions)
2008
Revenues from external customers	$212	$13	$—	$225
Net investment income	322	10	1	333
Net realized investment and other losses	(69)	(3)	—	(72)

Revenues	$465	$20	$1	$486

Net income (loss)	$79	$(11)	$(3)	$65

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$11	$—	$—	$11
Carrying value of investments accounted for under the equity method	164	7	—	171
Amortization of deferred policy acquisition costs and value of business acquired	(8)	16	—	8
Income taxes	76	(9)	—	67
Segment assets	$15,164	$2,323	$—	$17,487

	Protection	Wealth Management	Corporate and Other	Total
	(in millions)
2007
Revenues from external customers	$385	$19	$—	$404
Net investment income	359	12	(3)	368
Net realized investment and other gains (losses)	7	—	(3)	4

Revenues	$751	$31	$(6)	$776

Net income (loss)	$179	$8	$(9)	$178

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$10	$—	$—	$10
Carrying value of investments accounted for under the equity method	145	6	—	151
Amortization of deferred policy acquisition costs and value of business acquired	51	8	—	59
Income taxes	91	—	1	92
Segment assets	$17,236	$920	$38	$18,194

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Segment Information - (continued)

	Protection	Wealth Management	Corporate and Other	Total
	(in millions)
2006
Revenues from external customers	$312	$22	$—	$334
Net investment income	348	10	—	358
Net realized investment and other losses	(6)	—	—	(6)

Revenues	$654	$32	$—	$686

Net income (loss)	$142	$—	$(1)	$141

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$13	$—	$—	$13
Carrying value of investments accounted for under the equity method	139	7	—	146
Amortization of deferred policy acquisition costs and value of business acquired	67	9	—	76
Income taxes	71	—	—	71

The Company operates primarily in the United States and has no reportable major customers.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2008		2007
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in millions)
Assets:
Fixed maturities (1):
Available-for-sale	$4,399	$4,399	$4,737	$4,737
Equity securities:
Available-for-sale	1	1	4	4
Mortgage loans on real estate	993	962	1,032	1,016
Policy loans	510	510	465	465
Cash and cash equivalents	434	434	185	185
Derivatives:
Interest rate swap agreements	5	5	2	2
Embedded derivatives- reinsurance	34	34	—	—
Separate account assets	7,029	7,029	7,949	7,949

Liabilities:
Fixed rate deferred and immediate annuities	140	136	156	148
Derivatives:
Interest rate swap agreements	132	132	42	42
Cross currency rate swap agreements	1	1	5	5
Embedded derivatives- fixed maturities	1	1	—	—
Embedded derivatives- reinsurance	—	—	25	25

(1)	Fixed maturities excludes leveraged leases of $227 million and $231 million at December 31, 2008 and 2007, respectively, which are carried at the net investment value calculated by accruing income at the lease’s expected internal rate of return in accordance with Statement of Financial Accounting Standard No. 13, Accounting for Leases.

Effective January 1, 2008, the Company adopted SFAS No. 157, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Fair Value of Financial Instruments - (continued)

SFAS No. 157 resulted in effectively creating the following two primary categories of financial instruments for the purpose of fair value disclosure.

•

Financial Instruments Measured at Fair Value and Reported in the Consolidated Balance Sheets—This category includes assets and liabilities measured at fair value on a recurring and non recurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, derivatives and separate account assets. Assets and liabilities measured at fair value on a non recurring basis include mortgage loans, joint ventures and limited partnership interests, which are reported at fair value only in a period in which an impairment is recognized.

•	Other Financial Instruments not Reported at Fair Value – This category includes assets and liabilities which do not require the additional SFAS No. 157 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximates their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Fixed-rate deferred and immediate annuities – The fair value of these financial instruments are estimated by projecting multiple interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date.

Financial Instruments Measured at Fair Value on the Consolidated Balance Sheets

Valuation Hierarchy

Following SFAS No. 157 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Included in the Level 1 category are publicly traded equities and some separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.) and inputs that are derived from or corroborated by observable market data. Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including interest rate swaps, and cross currency swaps and certain separate account assets.

•

Level 3 – Fair value measurements using significant non market observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include structured asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”) and other securities that have little or no price transparency.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Fair Value of Financial Instruments - (continued)

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under SFAS No. 157 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value, and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate, US Treasury, and municipal securities, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities with active markets are classified within Level 1 as fair values are based on quoted market prices.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The significant inputs to the pricing models for most OTC derivatives are inputs that are observable or can be corroborated by observable market data. Inputs that are observable generally include: interest rates, foreign currency exchange rates and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Inputs that are unobservable generally include: broker quotes, volatilities and inputs that are outside of the observable portion of the interest rate curve or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in SFAS Statement No. 133 “Accounting for Derivative Instruments and Hedging Activities” (“SFAS 133”), the Company holds assets and liabilities classified as embedded derivatives in the consolidated balance sheet. The fair value of embedded derivatives primarily relate to reinsurance agreements is determined based on a total return swap methodology. These total return swaps presented within other liabilities on the balance sheet representing the difference between the statutory book value and fair value of the modified coinsurance assets with ongoing changes in fair value recorded in income. The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the consolidated balance sheet in accordance with Statement of Position (“SOP”) No. 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. The fair value of separate account assets are based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Fair Value of Financial Instruments - (continued)

primarily include: investments in mutual funds, fixed maturity securities, equity securities, and short-term investments and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net assets values (“NAV”). Open-ended mutual fund investments are included in Level 1. The fair values of fixed maturity securities, equity securities, derivatives, limited partnerships, short-term investments and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

Separate account assets classified as Level 3 consist primarily of investments in limited partnerships.

The following table presents the Company’s assets and liabilities that are measured at fair value on a recurring basis by SFAS No. 157 fair value hierarchy levels, as of December 31, 2008:

	December 31, 2008
	Total Fair Value	Level 1	Level 2	Level 3
	(in millions)
Assets:
Fixed maturities (1):
Available-for-sale	$4,399	$—	$4,066	$333
Equity securities:
Available-for-sale	1	1	—	—
Derivative assets (2)	5	—	5	—
Embedded derivatives (3)	34	—	34	—
Separate account assets (4)	7,029	6,454	512	63

Total assets at fair value	$11,468	$6,455	$4,617	$396

Liabilities:
Derivative liabilities (3)	133	—	133	—
Embedded derivatives	1	—	—	1

Total liabilities at fair value	$134	$—	$133	$1

(1)	Fixed maturities excludes leveraged leases of $227 million which are carried at the net investment value calculated by accruing income at the lease’s expected internal rate of return in accordance with Statement of Financial Accounting Standard No. 13, Accounting for Leases.
(2)	Derivative assets are presented within other invested assets and derivatives liabilities are presented within other liabilities in the consolidated balance sheet. The amounts are presented gross in the table above to reflect the presentation in the consolidated balance sheet, but are presented net for purposes of the Level 3 roll forward in the following table.
(3)	Embedded derivatives are presented within fixed maturities and other liabilities in the consolidated balance sheet.
(4)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by SOP No. 03-1.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Fair Value of Financial Instruments - (continued)

Level 3 Financial Instruments

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis are summarized as follows:

	Fixed Maturities		Equity Securities		Net Embedded Derivatives		Separate Account Assets (6)
	(in millions)
Beginning Balance: January 1, 2008	$446		$1		$—		$69
Net realized/unrealized gains (losses) included in:
Net income	(52	)(2)	1	(4)	(1	)(5)	(9)
Other comprehensive income	(77	)(3)	—		—		—

Purchases, issuances, (sales) and (settlements), net	1		(2)		—		3

Transfers in and/or (out) of Level 3, net (1)	15		—		—		—

Balance as of December 31, 2008	$333		$—		$(1)		$63

Gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets still held at December 31, 2008	$—		$—		$—		$—

(1)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(2)	This amount is included in net realized investments and other gains on the statement of operations.
(3)	This amount is included in accumulated other comprehensive (loss) on the balance sheet.
(4)	This amount is included in net realized investment and other gains (losses) on the statement of income and contains unrealized gains (losses) on Level 3 derivatives held at December 31, 2008. All gains and (losses) related to Level 3 assets are classified as realized gains (losses) for the purpose of this disclosure as it is not practicable to track realized and unrealized gains (losses) separately by security.
(5)	This amount is included in benefits to policyholders on the statement of operations. All gains and (losses) on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure as it is impracticable to track realized and unrealized gains (losses) separately on a contract by contract basis.
(6)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

Financial Instruments Measured at Fair Value on a Non Recurring Basis

Certain financial assets are reported at fair value on a non recurring basis, including investments such as mortgage loans, joint ventures and limited partnership interests, which are reported at fair value only in a period in which an impairment is recognized. The fair value of these securities is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. During the reporting period, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Goodwill, Value of Business Acquired, and Other Intangible Assets

Goodwill

The changes in the carrying value of goodwill by segment were as follows:

	Protection	Wealth Management	Total
Balance at January 1, 2008	$369	$42	$411

Balance at December 31, 2008	$369	$42	$411

Balance at January 1, 2007	$369	$42	$411

Balance at December 31, 2007	$369	$42	$411

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit, which is defined as an operating segment or one level below an operating segment, below its carrying amount. There were no impairments recorded in 2008 or 2007.

Value of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, were as follows:

	December 31,
	2008		2007
	(in millions)
Balance, beginning of year	$1,276		$1,299
Amortization	10	(1)	(20)
Change in unrealized investment gains (losses)	153		(3)

Balance, end of year	$1,439		$1,276

(1)	In 2008, VOBA amortization includes significant unlocking due to the impact of lower estimated gross profit arising from lower interest spreads. This unlocking contributed to the overall negative amortization during the year.

The following table provides estimated future amortization net of tax for the periods indicated:

VOBA Amortization
(in millions)
2009	$32
2010	26
2011	29
2012	30
2013	30

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Other Intangible Assets

Other intangible asset balances were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount
	(in millions)
December 31, 2008
Not subject to amortization:
Brand name	$85	—	$85
Subject to amortization:
Distribution networks	134	(12)	122

Total	$219	$(12)	$207

December 31, 2007
Not subject to amortization:
Brand name	$85	—	$85
Subject to amortization:
Distribution networks	134	(8)	126

Total	$219	$(8)	$211

Amortization expense (net of tax) for other intangible assets were $2 million for the years ended December 31, 2008, 2007, and 2006. Amortization expense for other intangible assets is expected to be approximately $2 million in 2009, $2 million in 2010, $2 million in 2011, $3 million in 2012, and $3 million in 2013.

Note 12 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Consolidated Balance Sheets as total separate account assets with an equivalent total reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company’s Consolidated Statements of Income. In 2008 and 2007, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Certain Separate Accounts - (continued)

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2008	2007
	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$4,572	$6,438
Net amount at risk related to deposits	456	51
Average attained age of contract holders	47	46

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death and income benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary.

The Company sold contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Certain Separate Accounts - (continued)

The Company had the following variable annuity contracts with guarantees. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2008	2007
	(in millions, except for ages and percents)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$118	$209
Net amount at risk	26	9
Average attained age of contract holders	64	65

Return of net deposits plus a minimum return
In the event of death
Account value	$62	$112
Net amount at risk	75	46
Average attained age of contract holders	66	67
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$231	$421
Net amount at risk	113	31
Average attained age of contract holders	61	63

Guaranteed Minimum Income Benefit
Account value	$27	$48
Net amount at risk	19	9
Average attained age of contract holders	63	63

Account balances of variable contracts with guarantees invest in various separate accounts with the following characteristics:

	December 31,
	2008	2007
	(in millions)
Type of Fund
Domestic Equity	$2,178	$3,726
International Equity	377	635
Balanced	617	950
Bonds	829	917
Money Market	362	281

Total	$4,363	$6,509

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Certain Separate Accounts - (continued)

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Total
	(in millions)
Balance at January 1, 2008	$34	$1	$35
Incurred guarantee benefits	(2)	—	(2)
Other reserve changes	5	—	5

Balance at December 31, 2008	$37	$1	$38

Balance at January 1, 2007	$30	$1	$31
Incurred guarantee benefits	4	—	4

Balance at December 31, 2007	$34	$1	$35

The GMDB gross reserves were determined in accordance with AICPA Statement of Position 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (“SOP No. 03-1”). The GMIB gross reserve held is equal to the accumulation of fees collected on this rider. This method of approximation is deemed acceptable since only 7% of the business or $27 million of account value has this rider.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2008 and 2007:

•	Data used included 1,000 stochastically generated investment performance scenarios.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined for each of the asset classes noted above.

•	Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	Annuity base lapse rates vary by contract type and duration and ranged from 2% to 29%.

•	The discount rate was 6.5% for SOP No. 03-01 calculations.

Note 13 — Deferred Policy Acquisition Costs

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

	December 31,
	2008	2007
	(in millions)
Balance, beginning of year	$545	$500
Capitalization	76	85
Amortization	(18)	(39)
Change in unrealized investment gains and losses	59	(1)

Balance, end of year	$662	$545

John Hancock Variable Life Account V of John Hancock Variable Life Insurance Company

Audited Financial Statements

Year ended December 31, 2008 with Report of Independent Registered Public Accounting Firm

John Hancock Variable Life Account V

Audited Financial Statements

Year ended December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the sub-accounts of

John Hancock Variable Life Account V of John Hancock Variable Life Insurance Company

“Active” sub-accounts

500 Index Trust B	Mid Cap Stock Trust
Active Bond Trust	Mid Value Trust
Blue Chip Growth Trust	Money Market Trust B
Capital Appreciation Trust	Optimized All Cap Trust
Emerging Markets Value Trust	Overseas Equity Trust
Equity-Income Trust	Real Estate Securities Trust
Global Bond Trust	Short-Term Bond Trust
High Yield Trust	Small Cap Growth Trust
International Equity Index Trust B	Total Bond Market Trust B
Lifestyle Balanced Trust	Brandes International Equity Trust
Lifestyle Growth Trust	Frontier Capital Appreciation Trust
Lifestyle Moderate Trust	Turner Core Growth Trust
Mid Cap Intersection Trust

“Closed” sub-accounts

Growth & Income Trust	Managed Trust

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Variable Life Account V (the “Account”), comprised of the active sub-accounts as of December 31, 2008, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

5

Report of Independent Registered Public Accounting Firm

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Variable Life Account V at December 31, 2008, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP
Toronto, Canada	Chartered Accountants
April 14, 2009	Licensed Public Accountants

6

John Hancock Variable Life Account V

Statements of Assets and Contract Owners’ Equity

December 31, 2008

Assets
Investments at fair value:
Sub-Account invested in John Hancock Trust portfolios:
500 Index Trust B - 3,177,256 shares (cost $48,665,056)	$35,712,357
Active Bond Trust - 6,100,014 shares (cost $58,087,050)	48,251,108
Blue Chip Growth Trust - 5,517,001 shares (cost $91,563,833)	67,307,408
Capital Appreciation Trust - 2,372,072 shares (cost $21,085,660)	14,872,894
Emerging Markets Value Trust - 759,884 shares (cost $6,781,617)	5,114,017
Equity-Income Trust - 2,929,712 shares (cost $47,035,977)	29,092,038
Global Bond Trust - 385,276 shares (cost $5,831,901)	5,551,833
Growth & Income Trust	—
High Yield Trust - 514,618 shares (cost $4,331,474)	3,015,664
International Equity Index Trust B - 2,953,168 shares (cost $48,989,679)	32,957,356
Lifestyle Balanced Trust - 20,227,748 shares (cost $183,604,998)	173,958,635
Lifestyle Growth Trust - 1,333,646 shares (cost $17,553,205)	10,669,165
Lifestyle Moderate Trust - 155,829 shares (cost $1,981,511)	1,427,394
Managed Trust	—
Mid Cap Intersection Trust - 6,035 shares (cost $63,666)	40,618
Mid Cap Stock Trust - 4,003,755 shares (cost $56,335,803)	35,112,933
Mid Value Trust - 1,048,090 shares (cost $12,346,336)	7,043,163
Money Market Trust B - 31,012,632 shares (cost $31,012,632)	31,012,632
Optimized All Cap Trust - 18,347,522 shares (cost $262,703,593)	158,522,590
Overseas Equity Trust - 1,556,697 shares (cost $18,613,921)	11,535,123
Real Estate Securities Trust - 3,860,712 shares (cost $67,814,033)	27,256,627
Short-Term Bond Trust - 440,672 shares (cost $3,823,977)	3,071,481
Small Cap Growth Trust - 3,738,858 shares (cost $34,577,469)	23,106,143
Total Bond Market Trust B - 1,064,807 shares (cost $10,543,322)	10,509,645

Sub-accounts invested in Outside Trust Portfolios:
Brandes International Equity Trust - 350,736 shares (cost $5,110,801)	$3,310,946
Frontier Capital Appreciation Trust - 51,866 shares (cost $1,258,530)	714,716
Turner Core Growth Trust - 162,126 shares (cost $2,258,269)	1,572,626

Total assets	$740,739,112

Contract Owners’ Equity

Variable universal life insurance contracts	$740,739,112

See accompanying notes.

7

John Hancock Variable Life Account V

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B		Active Bond Trust
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/08	Dec. 31/07	Dec. 31/08	Dec. 31/07
Income:
Dividend income distribution	$1,008,882	$1,524,199	$3,058,558	$6,024,286

Total investment income	1,008,882	1,524,199	3,058,558	6,024,286
Expenses:
Mortality and expense risk	257,890	313,659	357,656	415,652

Net investment income (loss)	750,992	1,210,540	2,700,902	5,608,634

Realized gains (losses) on investments:
Capital gain distributions	253,894	—	—	—
Net realized gains (losses)	198,547	3,238,028	(1,267,451)	477,685

Realized gains (losses)	452,441	3,238,028	(1,267,451)	477,685
Unrealized appreciation (depreciation) during the period	(20,914,383)	(2,076,199)	(8,152,727)	(3,734,010)

Net increase (decrease) in assets from operations	(19,710,950)	2,372,369	(6,719,276)	2,352,309

Changes from principal transactions:
Transfer of net premiums	3,363,957	3,508,568	4,338,572	4,829,553
Transfer on terminations	(5,065,268)	(8,194,780)	(8,638,674)	(11,855,418)
Transfer on policy loans	(799,642)	(1,047,569)	(1,185,809)	(1,202,699)
Net interfund transfers	9,177,289	(346,994)	(5,319,865)	159,548

Net increase (decrease) in assets from principal transactions	6,676,336	(6,080,775)	(10,805,776)	(8,069,016)

Total increase (decrease) in assets	(13,034,614)	(3,708,406)	(17,525,052)	(5,716,707)

Assets, beginning of period	48,746,971	52,455,377	65,776,160	71,492,867

Assets, end of period	$35,712,357	$48,746,971	$48,251,108	$65,776,160

See accompanying notes.

8

Sub-Account
Blue Chip Growth Trust		Brandes International Equity Trust		Capital Appreciation Trust
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Dec. 31/08	Dec. 31/07	Dec. 31/08	Dec. 31/07	Dec. 31/08	Dec. 31/07

$407,727	$1,148,159	$156,229	$67,811	$105,568	$84,964

407,727	1,148,159	156,229	67,811	105,568	84,964

649,591	850,492	22,129	27,541	115,357	134,545

(241,864)	297,667	134,100	40,270	(9,789)	(49,581)

2,003,345	—	337,030	483,999	—	95,548
4,113,943	5,028,649	(609,929)	498,572	(117,501)	277,127

6,117,288	5,028,649	(272,899)	982,571	(117,501)	372,675
(60,271,450)	10,785,623	(1,750,382)	(674,376)	(8,688,808)	2,029,542

(54,396,026)	16,111,939	(1,889,181)	348,465	(8,816,098)	2,352,636

11,479,982	12,583,962	319,542	17,314	2,881,213	3,319,275
(16,210,552)	(17,634,763)	(205,835)	(1,577,356)	(3,299,611)	(3,908,634)
(2,630,542)	(2,963,908)	(36,661)	(62,332)	(700,029)	(589,130)
(14,947,816)	(1,832,819)	1,780,230	46,040	2,149,385	(1,138,753)

(22,308,928)	(9,847,528)	1,857,276	(1,576,334)	1,030,958	(2,317,242)

(76,704,954)	6,264,411	(31,905)	(1,227,869)	(7,785,140)	35,394

144,012,362	137,747,951	3,342,851	4,570,720	22,658,034	22,622,640

$67,307,408	$144,012,362	$3,310,946	$3,342,851	$14,872,894	$22,658,034

9

John Hancock Variable Life Account V

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Markets Value Trust		Equity-Income Trust
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/08	Dec. 31/07 (x)	Dec. 31/08	Dec. 31/07
Income:
Dividend income distribution	$178,536	$5,794	$1,025,762	$1,863,684

Total investment income	178,536	5,794	1,025,762	1,863,684
Expenses:
Mortality and expense risk	15,020	1,488	266,457	379,065

Net investment income (loss)	163,516	4,306	759,305	1,484,619

Realized gains (losses) on investments:
Capital gain distributions	1,956	18,954	1,184,768	7,049,506
Net realized gains (losses)	(1,558,691)	5,836	(2,768,223)	1,815,739

Realized gains (losses)	(1,556,735)	24,790	(1,583,455)	8,865,245
Unrealized appreciation (depreciation) during the period	(1,659,621)	(7,980)	(18,018,820)	(8,527,257)

Net increase (decrease) in assets from operations	(3,052,840)	21,116	(18,842,970)	1,822,607

Changes from principal transactions:
Transfer of net premiums	54,465	12,831	3,382,191	3,973,918
Transfer on terminations	(561,384)	(8,605)	(7,452,445)	(8,049,081)
Transfer on policy loans	(10,972)	(29,819)	(1,167,605)	(1,223,271)
Net interfund transfers	7,715,845	973,380	(5,630,090)	(550,062)

Net increase (decrease) in assets from principal transactions	7,197,954	947,787	(10,867,949)	(5,848,496)

Total increase (decrease) in assets	4,145,114	968,903	(29,710,919)	(4,025,889)

Assets, beginning of period	968,903	—	58,802,957	62,828,846

Assets, end of period	$5,114,017	$968,903	$29,092,038	$58,802,957

(x)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.
(y)	Terminated as an investment option and funds transferred to Optimized All Cap Trust on April 28, 2008.

See accompanying notes.

10

Sub-Account
Frontier Capital Appreciation Trust		Global Bond Trust		Growth & Income Trust
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Dec. 31/08	Dec. 31/07	Dec. 31/08	Dec. 31/07	Dec. 31/08 (y)	Dec. 31/07

—	—	$37,220	$354,702	$1,426,777	$5,909,606

—	—	37,220	354,702	1,426,777	5,909,606

6,354	8,835	37,425	28,993	538,811	2,021,217

(6,354)	(8,835)	(205)	325,709	887,966	3,888,389

32,599	118,391	—	—	—	30,493,803
(23,891)	148,916	(91,757)	(41,653)	(20,457,907)	(16,868,938)

8,708	267,307	(91,757)	(41,653)	(20,457,907)	13,624,865
(539,367)	(95,728)	(357,593)	137,348	(7,365,875)	(5,388,391)

(537,013)	162,744	(449,555)	421,404	(26,935,816)	12,124,863

3,742	8,418	476,244	494,418	8,600,120	28,606,645
(51,898)	(219,483)	(1,003,127)	(811,288)	(13,861,873)	(53,192,257)
(15,017)	(12,836)	(473,766)	(197,824)	(1,974,366)	(8,017,621)
15,070	(183,878)	1,430,757	477,988	(281,823,113)	(6,712,089)

(48,103)	(407,779)	430,108	(36,706)	(289,059,232)	(39,315,322)

(585,116)	(245,035)	(19,447)	384,698	(315,995,048)	(27,190,459)

1,299,832	1,544,867	5,571,280	5,186,582	315,995,048	343,185,507

$714,716	$1,299,832	$5,551,833	$5,571,280	—	$315,995,048

11

John Hancock Variable Life Account V

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	High Yield Trust		International Equity Index Trust B
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/08	Dec. 31/07	Dec. 31/08	Dec. 31/07
Income:
Dividend income distribution	$344,597	$406,540	$1,359,081	$3,186,485

Total investment income	344,597	406,540	1,359,081	3,186,485
Expenses:
Mortality and expense risk	18,262	18,651	298,651	379,143

Net investment income (loss)	326,335	387,889	1,060,430	2,807,342

Realized gains (losses) on investments:
Capital gain distributions	—	—	481,935	6,169,550
Net realized gains (losses)	(371,013)	50,946	2,276,525	2,913,608

Realized gains (losses)	(371,013)	50,946	2,758,460	9,083,158
Unrealized appreciation (depreciation) during the period	(1,154,770)	(400,623)	(31,281,413)	(3,034,185)

Net increase (decrease) in assets from operations	(1,199,448)	38,212	(27,462,523)	8,856,315

Changes from principal transactions:
Transfer of net premiums	340,686	368,639	3,308,775	3,554,929
Transfer on terminations	(436,500)	(411,344)	(7,951,758)	(8,397,182)
Transfer on policy loans	(63,255)	(12,870)	(1,533,658)	(1,449,285)
Net interfund transfers	1,426,933	(350,054)	2,158,577	2,277,338

Net increase (decrease) in assets from principal transactions	1,267,864	(405,629)	(4,018,064)	(4,014,200)

Total increase (decrease) in assets	68,416	(367,417)	(31,480,587)	4,842,115

Assets, beginning of period	2,947,248	3,314,665	64,437,943	59,595,828

Assets, end of period	$3,015,664	$2,947,248	$32,957,356	$64,437,943

See accompanying notes.

12

Sub-Account
Lifestyle Balanced Trust		Lifestyle Growth Trust		Lifestyle Moderate Trust
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Dec. 31/08	Dec. 31/07	Dec. 31/08	Dec. 31/07	Dec. 31/08	Dec. 31/07

$7,530,330	$588,020	$396,998	$1,395,549	$70,829	$118,495

7,530,330	588,020	396,998	1,395,549	70,829	118,495
185,898	45,718	91,720	104,998	9,896	8,506

7,344,432	542,302	305,278	1,290,551	60,933	109,989

277,748	13,467	833,672	88,639	40,904	2,177
(2,346,367)	34,494	(988,963)	75,835	(7,018)	5,766

(2,068,619)	47,961	(155,291)	164,474	33,886	7,943
(9,640,798)	(157,125)	(6,799,002)	(397,871)	(537,582)	(55,829)

(4,364,985)	433,138	(6,649,015)	1,057,154	(442,763)	62,103

3,243,908	607,986	1,490,353	1,687,745	83,839	63,246
(10,335,167)	(1,110,513)	(2,644,690)	(3,094,183)	(152,569)	(266,696)
(474,037)	(454,787)	(355,827)	(355,998)	(82,855)	(34,208)
177,675,102	3,728,760	433,367	6,606,672	365,963	805,056

170,109,806	2,771,446	(1,076,797)	4,844,236	214,378	567,398

165,744,821	3,204,584	(7,725,812)	5,901,390	(228,385)	629,501

8,213,814	5,009,230	18,394,977	12,493,587	1,655,779	1,026,278

$173,958,635	$8,213,814	$10,669,165	$18,394,977	$1,427,394	$1,655,779

13

John Hancock Variable Life Account V

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Managed Trust		Mid Cap Intersection Trust
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/08 (z)	Dec. 31/07	Dec. 31/08	Dec. 31/07 (x)
Income:
Dividend income distribution	$1,259,453	$13,704,018	$122	$5

Total investment income	1,259,453	13,704,018	122	5
Expenses:
Mortality and expense risk	1,093,949	1,540,831	233	116

Net investment income (loss)	165,504	12,163,187	(111)	(111)

Realized gains (losses) on investments:
Capital gain distributions	1,316,980	4,998,558	—	—
Net realized gains (losses)	(63,711,012)	(6,432,388)	(1,707)	(179)

Realized gains (losses)	(62,394,032)	(1,433,830)	(1,707)	(179)
Unrealized appreciation (depreciation) during the period	12,675,206	(6,917,443)	(20,229)	(2,819)

Net increase (decrease) in assets from operations	(49,553,322)	3,811,914	(22,047)	(3,109)

Changes from principal transactions:
Transfer of net premiums	16,078,491	21,501,659	2,220	453
Transfer on terminations	(30,204,422)	(40,379,951)	(160)	(1,483)
Transfer on policy loans	(3,591,332)	(6,042,920)	(741)	(40)
Net interfund transfers	(175,650,802)	(7,353,655)	24,498	41,027

Net increase (decrease) in assets from principal transactions	(193,368,065)	(32,274,867)	25,817	39,957

Total increase (decrease) in assets	(242,921,387)	(28,462,953)	3,770	36,848

Assets, beginning of period	242,921,387	271,384,340	36,848	—

Assets, end of period	—	$242,921,387	$40,618	$36,848

(z)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 10, 2008.
(x)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

See accompanying notes.

14

Sub-Account
Mid Cap Stock Trust		Mid Value Trust		Money Market Trust B
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Dec. 31/08	Dec. 31/07	Dec. 31/08	Dec. 31/07	Dec. 31/08	Dec. 31/07

—	$5,669	$129,156	$354,231	$710,903	$1,491,714

—	5,669	129,156	354,231	710,903	1,491,714

319,467	397,838	67,610	97,447	201,749	190,226

(319,467)	(392,169)	61,546	256,784	509,154	1,301,488

1,618,684	17,054,385	255,019	3,325,264	—	—
236,705	3,021,889	(1,604,002)	359,049	—	—

1,855,389	20,076,274	(1,348,983)	3,684,313	—	—
(30,590,933)	(6,160,811)	(3,202,733)	(3,981,833)	—	—

(29,055,011)	13,523,294	(4,490,170)	(40,736)	509,154	1,301,488

3,905,698	4,329,357	730,986	862,681	2,389,500	1,798,518
(8,952,916)	(9,048,540)	(2,381,513)	(1,893,031)	(8,912,656)	(10,110,506)
(1,317,670)	(1,766,719)	(265,070)	(184,798)	(991,622)	(776,383)
(485,376)	1,188,953	(1,299,091)	1,783,195	2,850,741	10,495,763

(6,850,264)	(5,296,949)	(3,214,688)	568,047	(4,664,037)	1,407,392

(35,905,275)	8,226,345	(7,704,858)	527,311	(4,154,883)	2,708,880

71,018,208	62,791,863	14,748,021	14,220,710	35,167,515	32,458,635

$35,112,933	$71,018,208	$7,043,163	$14,748,021	$31,012,632	$35,167,515

15

John Hancock Variable Life Account V

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Optimized All Cap Trust	Overseas Equity Trust
	Year Ended	Year Ended	Year Ended
	Dec. 31/08 (c)	Dec. 31/08	Dec. 31/07
Income:
Dividend income distribution	$2,041,382	$341,921	$543,201

Total investment income	2,041,382	341,921	543,201
Expenses:
Mortality and expense risk	905,774	105,380	138,616

Net investment income (loss)	1,135,608	236,541	404,585

Realized gains (losses) on investments:
Capital gain distributions	—	1,098,590	2,677,110
Net realized gains (losses)	(5,004,076)	360,273	1,745,936

Realized gains (losses)	(5,004,076)	1,458,863	4,423,046
Unrealized appreciation (depreciation) during the period	(104,181,003)	(10,691,593)	(2,220,184)

Net increase (decrease) in assets from operations	(108,049,471)	(8,996,189)	2,607,447

Changes from principal transactions:
Transfer of net premiums	17,111,273	1,509,690	1,716,869
Transfer on terminations	(25,236,981)	(2,435,890)	(3,360,127)
Transfer on policy loans	(4,031,252)	(543,807)	(598,384)
Net interfund transfers	278,729,021	(652,629)	(671,170)

Net increase (decrease) in assets from principal transactions	266,572,061	(2,122,636)	(2,912,812)

Total increase (decrease) in assets	158,522,590	(11,118,825)	(305,365)

Assets, beginning of period	—	22,653,948	22,959,313

Assets, end of period	$158,522,590	$11,535,123	$22,653,948

(c)	Renamed on April 28, 2008. Formerly known as Quantitative All Cap Trust but no activity in prior year.

See accompanying notes.

16

Sub-Account
Real Estate Securities Trust		Short-Term Bond Trust		Small Cap Growth Trust
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Dec. 31/08	Dec. 31/07	Dec. 31/08	Dec. 31/07	Dec. 31/08	Dec. 31/07

$1,477,939	$1,872,875	$275,122	$467,806	—	—

1,477,939	1,872,875	275,122	467,806	—	—

269,154	414,453	23,482	29,959	193,305	252,296

1,208,785	1,458,422	251,640	437,847	(193,305)	(252,296)

674,188	34,242,567	—	—	398,827	9,309,885
(9,205,431)	(1,545,544)	(474,968)	84,336	259,146	2,141,938

(8,531,243)	32,697,023	(474,968)	84,336	657,973	11,451,823
(11,331,348)	(44,916,141)	(554,855)	(392,173)	(16,249,033)	(5,955,975)

(18,653,806)	(10,760,696)	(778,183)	130,010	(15,784,365)	5,243,552

2,983,208	3,482,795	365,867	486,185	2,903,746	3,248,472
(7,703,183)	(9,654,751)	(618,872)	(793,608)	(4,967,759)	(6,675,463)
(1,165,386)	(1,933,161)	(159,006)	(116,906)	(884,446)	(1,072,961)
(1,314,654)	(4,599,841)	(77,871)	(3,686,977)	603,898	(1,166,945)

(7,200,015)	(12,704,958)	(489,882)	(4,111,306)	(2,344,561)	(5,666,897)

(25,853,821)	(23,465,654)	(1,268,065)	(3,981,296)	(18,128,926)	(423,345)

53,110,448	76,576,102	4,339,546	8,320,842	41,235,069	41,658,414

$27,256,627	$53,110,448	$3,071,481	$4,339,546	$23,106,143	$41,235,069

17

John Hancock Variable Life Account V

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Bond Market Trust B		Turner Core Growth Trust
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/08	Dec. 31/07 (w)	Dec. 31/08	Dec. 31/07
Income:
Dividend income distribution	$499,972	$334,320	$1,026	$25,096

Total investment income	499,972	334,320	1,026	25,096
Expenses:
Mortality and expense risk	27,784	19,558	26,562	38,744

Net investment income (loss)	472,188	314,762	(25,536)	(13,648)

Realized gains (losses) on investments:
Capital gain distributions	—	—	140,034	497,939
Net realized gains (losses)	(6,654)	10,854	(536,437)	235,835

Realized gains (losses)	(6,654)	10,854	(396,403)	733,774
Unrealized appreciation (depreciation) during the period	3,952	(117,939)	(1,867,410)	557,744

Net increase (decrease) in assets from operations	469,486	207,677	(2,289,349)	1,277,870

Changes from principal transactions:
Transfer of net premiums	378,732	410,603	307,813	8,493
Transfer on terminations	(485,099)	(703,444)	(584,679)	(148,787)
Transfer on policy loans	(73,750)	(80,771)	342	(42,199)
Net interfund transfers	6,823,792	(12,402)	(2,966,117)	(280,685)

Net increase (decrease) in assets from principal transactions	6,643,675	(386,014)	(3,242,641)	(463,178)

Total increase (decrease) in assets	7,113,161	(178,337)	(5,531,990)	814,692

Assets, beginning of period	3,396,484	3,574,821	7,104,616	6,289,924

Assets, end of period	$10,509,645	$3,396,484	$1,572,626	$7,104,616

(w)	Renamed on October 1, 2007. Formerly known as Bond Index Trust B.

See accompanying notes.

18

Total
Year Ended	Year Ended
Dec. 31/08	Dec. 31/07

$23,844,090	$41,477,229

23,844,090	41,477,229

6,105,566	7,858,587

17,738,524	33,618,642

10,950,173	116,639,742
(103,707,859)	(2,717,664)

(92,757,686)	113,922,078
(343,142,570)	(81,704,635)

(418,161,732)	65,836,085

92,034,813	101,483,532
(170,355,481)	(201,501,274)
(24,527,781)	(30,269,399)
3,193,044	(302,604)

(99,655,405)	(130,589,745)

(517,817,137)	(64,753,660)
1,258,556,249	1,323,309,909

$740,739,112	$1,258,556,249

19

John Hancock Variable Life Account V

Notes to Financial Statements

December 31, 2008

1.	Organization

John Hancock Variable Life Account V is a separate investment account of John Hancock Variable Life Insurance Company (the “Company” or “JHVLICO”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 22 active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and 3 sub-accounts that invest in shares of other outside investment trusts. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable life contracts (the “Contracts”) issued by the Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, the following sub-account of the Account was renamed as follows:

Previous Name	New Name	Effective Date
Quantitative All Cap Trust	Optimized All Cap Trust	April 28, 2008

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Fund Transferred To	Effective Date
Growth & Income Trust	Optimized All Cap Trust	April 28, 2008
Managed Trust	Lifestyle Balanced Trust	November 10, 2008

20

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

Effective January 1, 2008, the Company adopted SFAS 157, Fair Value Measurements (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following SFAS 157 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

• Level 3 – Fair value measurements using significant non-market observable inputs.

For all investments in Level 1, 2 or 3, fair value is typically the net asset value (“NAV”) of the underlying investment fund which represents the value at which each sub-account can redeem its investments.

21

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

The following table presents the Account’s assets that are measured at fair value on a recurring basis by SFAS 157 fair value hierarchy level, as of December 31, 2008.

Mutual Funds
Level 1	$740,739,112
Level 2	—
Level 3	—

$740,739,112

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charge

The Company deducts from the assets of the Account a daily charge equivalent to an annual rate of 0.6% of the average net value of the Account’s assets for the assumption of mortality and expense risks.

4.	Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code (the “Code”). JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

5.	Contract Charges

In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administration charge, a charge for cost of insurance and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

JHVLICO deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account.

22

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

6.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B	$16,378,744	$8,697,523
Active Bond Trust	4,964,072	13,068,946
Blue Chip Growth Trust	12,601,100	33,148,545
Capital Appreciation Trust	5,180,272	4,159,102
Emerging Markets Value Trust	10,041,530	2,678,106
Equity-Income Trust	4,861,848	13,785,724
Global Bond Trust	2,224,427	1,794,525
Growth & Income Trust	5,258,608	293,429,874
High Yield Trust	2,944,362	1,350,164
International Equity Index Trust B	7,147,102	9,622,801
Lifestyle Balanced Trust	184,871,934	7,139,948
Lifestyle Growth Trust	3,161,243	3,099,090
Lifestyle Moderate Trust	557,330	241,115
Managed Trust	8,230,178	200,115,759
Mid Cap Intersection Trust	33,969	8,263
Mid Cap Stock Trust	5,007,894	10,558,942
Mid Value Trust	1,717,027	4,615,150
Money Market Trust B	20,902,969	25,057,852
Optimized All Cap Trust	289,771,068	22,063,399
Overseas Equity Trust	3,626,986	4,414,490
Real Estate Securities Trust	4,146,173	9,463,215
Short-Term Bond Trust	1,970,039	2,208,282
Small Cap Growth Trust	3,833,045	5,972,085
Total Bond Market Trust B	7,868,988	753,125
Brandes International Equity Trust	6,575,837	4,247,430
Frontier Capital Appreciation Trust	239,217	261,074
Turner Core Growth Trust	2,731,238	5,859,380

	$616,847,200	$687,813,909

7.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHVLICO, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

23

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

JHVLICO has a formal service agreement with its ultimate parent company, Manulife Financial Company, which can be terminated by either party upon two months’ notice. Under this agreement, JHVLICO pays for legal, actuarial, investment and certain other administrative services.

Certain officers of the Account are officers and directors of JHVLICO or the Trust.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risk charges, as described in Note 3, are paid to JHVLICO.

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the separate account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. JHVLICO believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

24

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	500 Index Trust B
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (f)	Year Ended Dec. 31/04
Units, end of period (000’s)	2,313	1,971	2,219	2,758	2,057

Unit fair value $	15.44	24.73	23.64	20.58	19.78
Assets, end of period $ (000’s)	35,712	48,747	52,455	56,769	40,693
Investment income ratio*	2.35%	2.90%	1.14%	0.41%	1.81%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	(37.57%)	4.63%	14.87%	4.03%	10.04%

(f)	Renamed on May 2, 2005. Formerly known as Equity Index Trust.

	Sub-Account
	Active Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	1,516	1,839	2,067	2,515	2,687

Unit fair value $	31.83	35.77	34.59	33.29	32.65
Assets, end of period $ (000’s)	48,251	65,776	71,493	83,709	87,726
Investment income ratio*	5.14%	8.65%	2.77%	1.31%	3.42%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	(11.01%)	3.41%	3.92%	1.93%	4.12%

25

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	1,831	2,238	2,401	2,589

Unit fair value $	36.76	64.34	57.37	52.67
Assets, end of period $ (000’s)	67,307	144,012	137,748	136,349
Investment income ratio*	0.38%	0.81%	0.25%	0.00%
Expense ratio**	0.60%	0.60%	0.60%	0.60%
Total return***	(42.86%)	12.14%	8.93%	13.10%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Brandes International Equity Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	158	95	140	195	575

Unit fair value $	20.96	35.05	32.64	25.90	23.57
Assets, end of period $ (000’s)	3,311	3,343	4,571	5,060	13,558
Investment income ratio*	4.22%	1.47%	1.33%	0.91%	1.17%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	(40.20%)	7.36%	26.03%	9.89%	23.26%

26

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (d)
Units, end of period (000’s)	1,697	1,613	1,788

Unit fair value $	8.76	14.05	12.65
Assets, end of period $ (000’s)	14,873	22,658	22,623
Investment income ratio*	0.55%	0.38%	0.00%
Expense ratio**	0.60%	0.60%	0.60%
Total return***	(37.62%)	11.03%	1.27%

(d)	Fund available in prior year but no activity.

	Sub-Account
	Emerging Markets Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (x)
Units, end of period (000’s)	896	81

Unit fair value $	5.71	11.95
Assets, end of period $ (000’s)	5,114	969
Investment income ratio*	7.10%	1.54%
Expense ratio**	0.60%	0.60%
Total return***	(52.22%)	19.46%

(x)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

27

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Equity-Income Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	1,617	2,082	2,286	2,842

Unit fair value $	17.99	28.25	27.49	23.23
Assets, end of period $ (000’s)	29,092	58,803	62,829	65,998
Investment income ratio*	2.32%	2.94%	1.56%	0.00%
Expense ratio**	0.60%	0.60%	0.60%	0.60%
Total return***	(36.32%)	2.78%	18.34%	6.42%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Frontier Capital Appreciation Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	30	32	42	48	137

Unit fair value $	23.60	40.95	36.81	31.83	27.81
Assets, end of period $ (000’s)	715	1,300	1,545	1,530	3,800
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	(42.38%)	11.25%	15.65%	14.44%	8.68%

28

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	280	267	271	319

Unit fair value $	19.82	20.86	19.15	18.30
Assets, end of period $ (000’s)	5,552	5,571	5,187	5,831
Investment income ratio*	0.60%	7.30%	0.00%	0.00%
Expense ratio**	0.60%	0.60%	0.60%	0.60%
Total return***	(4.99%)	8.95%	4.64%	(6.35%)

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Growth & Income Trust
	Year Ended Dec. 31/08 (y)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (h)	Year Ended Dec. 31/05 (t)	Year Ended Dec. 31/04
Units, end of period (000’s)	—	4,825	5,420	6,031	6,603

Unit fair value $	59.91	65.50	63.31	56.51	52.16
Assets, end of period $ (000’s)	—	315,995	343,186	340,800	344,405
Investment income ratio*	0.51%	1.75%	0.54%	0.18%	1.10%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	(8.54%)	3.45%	12.05%	8.33%	10.29%

(y)	Terminated as an investment option and funds transferred to Optimized All Cap Trust on April 28, 2008.
(h)	Renamed on May 1, 2006. Formerly known as Growth & Income II Trust.
(t)	Renamed on May 2, 2005. Formerly known as Growth & Income Trust.

29

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	High Yield Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	350	240	272	245

Unit fair value $	8.62	12.29	12.17	11.08
Assets, end of period $ (000’s)	3,016	2,947	3,315	2,716
Investment income ratio*	11.31%	13.01%	6.46%	0.00%
Expense ratio**	0.60%	0.60%	0.60%	0.60%
Total return***	(29.90%)	1.03%	9.79%	6.16%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	International Equity Index Trust B
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)	Year Ended Dec. 31/04
Units, end of period (000’s)	1,385	1,497	1,594	1,928	1,596

Unit fair value $	23.80	43.05	37.39	29.59	25.48
Assets, end of period $ (000’s)	32,957	64,438	59,596	57,066	40,672
Investment income ratio*	2.74%	5.01%	0.86%	1.22%	2.23%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	(44.72%)	15.13%	26.35%	16.14%	19.53%

(g)	Renamed on May 2, 2005. Formerly known as International Equity Index Trust.

30

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (u)	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	19,638	633	409	197

Unit fair value $	8.86	12.98	12.25	10.92
Assets, end of period $ (000’s)	173,959	8,214	5,009	2,153
Investment income ratio*	24.49%	7.64%	4.59%	0.11%
Expense ratio**	0.60%	0.60%	0.60%	0.60%
Total return***	(31.74%)	5.97%	12.12%	9.23%

(u)	Renamed on May 1, 2006. Formerly known as Lifestyle Balanced 640 Trust.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (i)	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	1,249	1,359	986	397

Unit fair value $	8.54	13.54	12.66	11.22
Assets, end of period $ (000’s)	10,669	18,395	12,494	4,449
Investment income ratio*	2.60%	7.91%	5.16%	0.13%
Expense ratio**	0.60%	0.60%	0.60%	0.60%
Total return***	(36.91%)	6.91%	12.90%	12.18%

(i)	Renamed on May 1, 2006. Formerly known as Lifestyle Growth 820 Trust.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

31

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (k)	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	156	136	89	50

Unit fair value $	9.15	12.14	11.59	10.55
Assets, end of period $ (000’s)	1,427	1,656	1,026	524
Investment income ratio*	4.30%	8.28%	3.88%	0.00%
Expense ratio**	0.60%	0.60%	0.60%	0.60%
Total return***	(24.62%)	4.71%	9.83%	5.52%

(k)	Renamed on May 1, 2006. Formerly known as Lifestyle Moderate 460 Trust.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Managed Trust
	Year Ended Dec. 31/08 (z)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	—	5,260	5,956	6,620	7,148

Unit fair value $	36.19	46.18	45.57	42.65	41.78
Assets, end of period $ (000’s)	—	242,921	271,384	282,323	298,633
Investment income ratio*	0.59%	5.31%	1.50%	0.60%	1.89%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	(21.62%)	1.35%	6.84%	2.09%	7.54%

(z)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 10, 2008.

32

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Intersection Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (x)
Units, end of period (000’s)	8	4

Unit fair value $	5.35	9.28
Assets, end of period $ (000’s)	41	37
Investment income ratio*	0.31%	0.02%
Expense ratio**	0.60%	0.60%
Total return***	(42.35%)	(7.24%)

(x)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

	Sub-Account
	Mid Cap Stock Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	1,383	1,564	1,699	1,876

Unit fair value $	25.38	45.40	36.96	32.71
Assets, end of period $ (000’s)	35,113	71,018	62,792	61,354
Investment income ratio*	0.00%	0.01%	0.00%	0.00%
Expense ratio**	0.60%	0.60%	0.60%	0.60%
Total return***	(44.09%)	22.85%	12.98%	26.72%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

33

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)	Year Ended Dec. 31/04
Units, end of period (000’s)	529	720	693	824	854

Unit fair value $	13.30	20.49	20.51	17.14	16.06
Assets, end of period $ (000’s)	7,043	14,748	14,221	14,124	13,709
Investment income ratio*	1.15%	2.17%	0.31%	0.04%	0.38%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	(35.07%)	(0.09%)	19.62%	6.75%	18.03%

(e)	Renamed on May 2, 2005. Formerly known as Mid Cap Value B Trust.

	Sub-Account
	Money Market Trust B
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (j)	Year Ended Dec. 31/04
Units, end of period (000’s)	1,370	1,577	1,516	1,446	1,693

Unit fair value $	22.64	22.30	21.40	20.56	20.09
Assets, end of period $ (000’s)	31,013	35,168	32,459	29,728	34,008
Investment income ratio*	2.12%	4.70%	4.60%	2.90%	1.07%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	1.50%	4.21%	4.08%	2.35%	0.47%

(j)	Renamed on May 2, 2005. Formerly known as Money Market Trust.

34

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
Optimized All Cap Trust
Year Ended Dec. 31/08 (c)
Units, end of period (000’s)	4,408

Unit fair value $	35.96
Assets, end of period $ (000’s)	158,523
Investment income ratio*	0.93%
Expense ratio**	0.60%
Total return***	(39.96%)

(c)	Renamed on April 28, 2008. Formerly known as Quantitative All Cap Trust but no activity in prior year.

	Sub-Account
	Overseas Equity Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (s)	Year Ended Dec. 31/04
Units, end of period (000’s)	1,002	1,133	1,285	1,404	2,420

Unit fair value $	11.51	19.99	17.87	15.01	12.75
Assets, end of period $ (000’s)	11,535	22,654	22,959	21,074	30,856
Investment income ratio*	1.95%	2.34%	0.89%	0.51%	0.48%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	(42.39%)	11.86%	19.05%	17.70%	10.36%

(s)	Renamed on May 2, 2005. Formerly known as Overseas Equity B Trust.

35

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	618	725	878	971

Unit fair value $	44.11	73.23	87.25	63.52
Assets, end of period $ (000’s)	27,257	53,110	76,576	61,714
Investment income ratio*	3.30%	2.70%	1.79%	0.00%
Expense ratio**	0.60%	0.60%	0.60%	0.60%
Total return***	(39.76%)	(16.07%)	37.34%	13.38%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Short-Term Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	217	247	487	334	1,385

Unit fair value $	14.14	17.54	17.09	16.45	16.20
Assets, end of period $ (000’s)	3,071	4,340	8,321	5,494	22,444
Investment income ratio*	7.03%	9.34%	2.69%	2.82%	2.93%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	(19.41%)	2.62%	3.91%	1.54%	0.81%

36

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (r)	Year Ended Dec. 31/04
Units, end of period (000’s)	2,105	2,258	2,585	2,836	2,936

Unit fair value $	10.97	18.26	16.12	14.29	12.25
Assets, end of period $ (000’s)	23,106	41,235	41,658	40,533	35,965
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	(39.91%)	13.31%	12.79%	16.64%	8.79%

(r)	Renamed on May 2, 2005. Formerly known as Small Cap Emerging Growth Trust.

	Sub-Account
	Total Bond Market Trust B
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (w)	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (v)	Year Ended Dec. 31/04
Units, end of period (000’s)	622	211	237	289	746

Unit fair value $	16.90	16.07	15.09	14.59	14.33
Assets, end of period $ (000’s)	10,510	3,396	3,575	4,221	10,694
Investment income ratio*	10.78%	10.20%	3.65%	2.23%	4.56%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	5.15%	6.48%	3.46%	1.79%	3.42%

(w)	Renamed on October 1, 2007. Formerly known as Bond Index Trust B.
(v)	Renamed on May 2, 2005. Formerly known as Bond Index Trust.

37

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Turner Core Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	109	251	270	252	376

Unit fair value $	14.38	28.35	23.29	21.59	19.07
Assets, end of period $ (000’s)	1,573	7,105	6,290	5,443	7,178
Investment income ratio*	0.02%	0.39%	0.59%	0.34%	0.27%
Expense ratio**	0.60%	0.60%	0.60%	0.60%	0.60%
Total return***	(49.28%)	21.70%	7.87%	13.24%	10.53%

38

John Hancock Variable Life Account V

Notes to Financial Statements (continued)

(*)	These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.
(**)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.
(***)	These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

39

PART C:

OTHER INFORMATION

Item 26. Exhibits

(a) JHVLICO Board Resolution establishing the separate account. Incorporated by reference to post-effective amendment no. 2 file number 33-79108 filed with the Commission on January 11, 1996.

(b) Not Applicable.

(c) (1) Master Distribution and Servicing Agreement. Incorporated by reference to post-effective amendment number 10 file number 333-42378 filed with the Commission in April, 2007.

(2) Specimen General Agent and Brokder-Dealer Selling Agreement by and among John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Distibutors LLC, and the third party broker-dealer firms, incorporated by reference to pre-effective amendment number 2, file number 333-148991, filed with the Commission on October 7, 2008.

(d)(1) Form of flexible premium variable life insurance policy. Incorporated by reference to pre-effective amendment no. 1 file number 333-55172 filed with the Commission on June 27, 2001.

(e) Form of application for policies. Incorporated by reference to pre-effective amendment no. 1 file number 333- 55172 filed with the Commission on June 27, 2001.

(f)(1) JHVLICO Certificate of Incorporation. Incorporated by reference to post-effective amendment no. 2 file number 33-79108 filed with the Commission on January 11, 1996.

(a) JHVLICO Articles of Incorporation dated February 2, 1979. Incorporated by reference to post-effective amendment number 12 file number 333-15075 filed with the Commission on April 26, 2006.

(2)JHVLICO By-laws. Incorporated by reference to post-effective amendment no. 2 file number 33-79108 filed with the Commission on January 11, 1996.

(a) JHVLICO Amended and Restated By-laws dated April 13, 2005. Incorporated by reference to post-effective amendment number 12 file number 333-15075 filed with the Commission on April 26, 2006.

(b) JHVLICO Amended and Restated By-laws dated May 19, 2006. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(g) The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

(h)(1) Participation Agreement by and among the World Insurance Trust, First Dominion Capital Corporation, CSI Capital Management, Inc., and John Hancock Life Insurance Company. Incorporated by reference to post-effective amendment no. 4 file number 333-52128 filed with the Commission on September 12, 2002.

(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment number 1 file number 333-126668 filed on October 12, 2005.

(3) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post- effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(i) Service Agreement between John Hancock Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.) dated April 28, 2004. Incorporated by reference to post-effective amendment number 10 file number 333-42378 filed with the Commission in April, 2007.

(j) Not applicable.

(k) Opinion and consent of counsel as to securities being registered. Incorporated by reference to pre-effective amendment number 1 file number 333-425 filed with the Commission on July 26, 1996.

(l) Not applicable.

(m) Not applicable.

(n) Consents of Independent Registered Public Accounting Firm are filed herewith.

(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b) is filed herewith.

(o) Not applicable.

(p) Not applicable.

(q) Memorandum describing John Hancock and JHVLICO’s issuance, transfer and redemption procedures for policies pursuant to Rule 6e3(T)(b)(12)(iii). Incorporated by reference to post-effective amendment no. 2 file number 33-76662 filed with the Commission on April 19, 1996.

Powers of Attorney

(i) Powers of Attorney for John D. DesPrez III, James R. Boyle, and Jonathan Chiel incorporated by reference to post-effective amendment number 16 file number 33-75610 filed with the Commission on April 28, 2006.

(ii) Powers of Attorney for Hugh McHaffie and Lynne Patterson are incorporated by reference to post-effective amendment number 15 file number 33-75608 filed with the Commission on April 30, 2007.

(iii) Power of Attorney for Scott S. Hartz is incorporated by reference to post-effective amendment number 17 file number 33-75610 filed with the Commission on April 28, 2008.

Item 27. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY as of April 1, 2009

Directors
John D. DesPrez III*
James R. Boyle**
Jonathan C. Chiel*
Scott S. Hartz**
Hugh McHaffie*
Lynne Patterson*
Officers
John D. DesPrez III*	Chairman
James R. Boyle**	President
Jonathan C. Chiel *	Vice President Executive Vice President and Chief Investment Officer, US
Scott S. Hartz**	Investments
Hugh McHaffie*	Senior Vice President
Lynne Patterson*	Vice President and Chief Financial Officer
Warren A. Thomson****	Vice President
Stephen J. Blewitt **	Vice President - Investment
George H. Braun**	Vice President - Investment
Marc Costantini*	Executive Vice President
Willma H. Davis**	Vice President - Investment
Peter de Vries****	Vice President
Steven A. Finch**	Executive Vice President
Philip W. Freiberger**	Vice President - Investment
Richard Harris*****	Vice President and Appointed Actuary
Zahir Bhanji**	Assistant Vice President and Illustration Actuary
Marianne Harrision**	Executive Vice President
E. Kendall Hines, Jr. **	Vice President - Investment
James Hoodlet**	Vice President
Naveed Irshad *****	Vice President
Cynthia Lacasse**	Vice President
Peter Levitt******	Senior Vice President and Treasurer
Katherine MacMillan******	Executive Vice President
Nathaniel Margolis**	Vice President
William McPadden**	Vice President - Investment
Mark Newton**	Vice President
Jacques Ouimet*****	Vice President
Phillip J. Peters**	Vice President - Investment
Krishna Ramdial******	Vice President, Treasury

Steven Mark Ray**	Vice President – Investment
Timothy A. Roseen**	Vice President – Investment
Alan R. Seghezzi**	Senior Vice President
Brooks Tingle**	Vice President
Emanuel Alves*	Vice President, Counsel and Corporate Secretary
Jeffery J. Whitehead*	Vice President and Controller
Margaret Beagen**	Assistant Secretary
Rosalie M. Calabraro*	Assistant Secretary
Wendy K. Cotellessa**	Assistant Secretary
Deanna Garland**	Assistant Secretary
Kevin J. McWilliams**	Assistant Treasurer
Benjamin O’Neill******	Assistant Treasurer

* Principal business office is 601 Congress Street, Boston, MA 02110

**Principal business office is 197 Clarendon Street, Boston, MA 02117

***Principal business office is 200 Clarendon Street, Boston, MA 02117

****Principal business office is 101 Huntington Avenue, Boston, MA 02199

***** Principal business office is 200 Bloor Street, Toronto, Canada M4W1E5

****** Principal business office is 250 Bloor Street, Toronto, Canada M4W1E5

******* Principal business office is 380 Stuart Street, Boston, MA 02116

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Registrant is a separate account of JHVLICO, operated as a unit investment trust. Registrant supports benefits payable under JHVLICO’s variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Trust and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.

The following chart displays corporations and LLCs controlled 50% or more by, or under common control with JHVLICO as of December 31, 2008 appears below:

    Subsidiary Name

John Hancock Life & Health Insurance Company (Delaware)

LR Company, LLC (Delaware)

Frigate, LLC (Delaware)

JHLICO CIP Investments, LLC (Delaware)

Item 29. Indemnification

The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC and various broker- dealers may provide that the selling broker-dealer indemnify and hold harmless John Hancock Distributors LLC and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

Item 30. Principal Underwriters

(a) Set forth below is information concerning other investment companies for which John Hancock Distributors LLC, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Separate Account S	Principal Underwriter
John Hancock Variable Life Separate Account U	Principal Underwriter
John Hancock Variable Life Separate Account V	Principal Underwriter
John Hancock Variable Life Separate Account UV	Principal Underwriter

John Hancock Variable Annuity Separate Account I	Principal Underwriter
John Hancock Variable Annuity Separate Account JF	Principal Underwriter
John Hancock Variable Annuity Separate Account U	Principal Underwriter
John Hancock Variable Annuity Separate Account V	Principal Underwriter
John Hancock Variable Annuity Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC and the following comprise the Board of Managers and Officers of John Hancock Distributors LLC as of April 1, 2009.

Name	Title
Edward Eng*****	Board Manager
Barry Evans******	Board Manager
Steven A. Finch**	Board Manager
Lynne Patterson*	Board Manager
Christopher Walker****	Board Manager
Karen Walsh*	Board Manager
Emanuel Alves*	Secretary
Philip Clarkson***	Vice President, U.S. Taxation
Brian Collins****	Vice President, U.S. Taxation
David Crawford****	Assistant Secretary
Edward Eng*****	Vice President, Product Development Retirement Plan Services
Steven A. Finch**	President and Chief Executive Officer
Peter Levitt*****	Senior Vice President, Treasurer
Heather Justason****	Chief Operating Officer
Jeff Long*	Financial Operations Principal
Declan O’Beirne**	Chief Financial Officer
Kathleen Pettit**	Vice President and Chief Compliance Officer
Kris Ramdial*****	Vice President, Treasury
Pamela Schmidt**	General Counsel
Karen Walsh*	Vice President, Annuity Distribution

*Principal Business Office is 601 Congress Street, Boston, MA 02210 **Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***Principal Business Office is 200 Clarendon Street, Boston, MA 02116

****Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

*****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

******Principal Business Office is 101 Huntington Street, Boston MA 02116

(c) John Hancock Distributors LLC

The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 31. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Variable Life Insurance Company (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.

Item 32. Management Services

All management services contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.

The John Hancock Variable Life Insurance Company hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, as of the 24th day of April, 2009.

JOHN HANCOCK VARIABLE LIFE

SEPARATE ACCOUNT V

(Registrant)

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

By: /s/ James R. Boyle

James R. Boyle

Principal Executive Officer

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

(Depositor)

By: /s/ James R. Boyle

James R. Boyle

Principal Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 24th day of April, 2009.

Signatures	Title

/s/ Jefferey J. Whitehead	Vice President and Controller
Jeffery J. Whitehead

/s/ Lynne Patterson	Director, Vice President and Chief Financial Officer
Lynne Patterson

*	Director
John D. DesPrez III

*	Director
James R. Boyle

*	Director
Jonathan C. Chiel

*	Director
Scott S. Hartz

*	Director
Hugh McHaffie

/s/James C. Hoodlet
James C. Hoodlet
Pursuant to Power of Attorney

May, 2009

This disclosure is distributed to policy owners of variable life insurance policies issued by John Hancock Variable Life Insurance Company (“JHVLICO”) and offering interests in John Hancock Variable Life Account V (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy.

1. The investment options listed below are offered under variable life insurance policies bearing the following titles: Flex V1 and Flex V2.

500 Index B	International Equity Index B	Money Market B
Active Bond	Lifestyle Balanced	Optimized All Cap
Blue Chip Growth	Lifestyle Growth	Overseas Equity
Capital Appreciation	Lifestyle Moderate	Real Estate Securities
Equity-Income	Mid Cap Intersection	Short-Term Bond
Global Bond	Mid Cap Stock	Small Cap Growth
High Yield	Mid Value	Total Bond Market B

1

Total annual portfolio operating expenses

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.50%	1.14%

2

Table of investment options and investment subadvisers

Please note that certain of the investment options described in this table may not be available to you under your policy.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The John Hancock Trust is a so-called “series” type mutual fund and is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

Portfolio	Portfolio Manager	Investment Objective and Strategy
500 Index B	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P 500 Index* and (b) securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the portfolio’s investments in certain instruments, such as index futures, total return swaps and exchanged traded portfolios (“ETFs”) have similar economic characteristics to investments that are in the S&P 500 Index.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Active Bond	Declaration Management & Research LLC/ MFC Global Investment Management (U.S.), LLC	To seek to provide income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.

Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser’s view, are well established in their industries and have the potential for above- average earnings growth.

Capital Appreciation	Jennison Associates, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.

Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed income instruments may be denominated in non-U.S. currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

High Yield	Western Asset Management Company	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):

Corporate Bonds, Preferred Stocks and Convertible Securities

Rating Agency
		Moody’s	Ba through C
		S&P	BB through D

International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the MSCI All CountryWorld Ex U.S. Index* or American Depository Receipts or Global Depository Receipts representing such securities.

Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio operates as a fund of funds and generally invests approximately 40% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 60% in underlying portfolios that invest primarily in equity securities.

Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 20% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 80% in underlying portfolios that invest primarily in equity securities.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 60% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 40% in underlying portfolios that invest primarily in equity securities.

Mid Cap Intersection	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the purposes of the portfolio, “medium-sized companies” are those with market capitalizations, at the time of investment, within the market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Money Market B	MFC Global Investment Management (U.S.A.) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.

Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

Overseas Equity	Capital Guardian Trust Company	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of a diversified mix of large established and medium-sized foreign companies located primarily in developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.

Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investments and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Short-Term Bond	Declaration Management & Research, LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in a diversified mix of debt securities and instruments. The securities and instruments will have an average credit quality rating of “A” or “AA” and a weighted average effective maturity between one and three years, and no more than 15% of the portfolio’s net assets will be invested in high yield bonds.

Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies. For the purposes of the portfolio, “small-cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600.*

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.

*“MSCI All Country World Ex US Index” is a trademark of Morgan Stanley & Co. Incorporated. “Russell 2000, ®” “Russell MidCap, ®” and “Russell MidCap Value ®” are trademarks of Frank Russell Company. “S&P 500, ®” “S&P MidCap 400, ®” and “S&P SmallCap 600 ®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio descriptions track companies having the ranges of approximate market capitalization, as of February 28, 2009, set out below:

MSCI All Country World Ex US Index — $199 million to $176 billion Russell 2000 Index — $3.2 million to $3.7 billion

Russell MidCap Index — $41 million to $13.8 billion Russell MidCap Value Index — $41 million to $13.8 billion S&P 500 Index — $224 million to $337.9 billion S&P MidCap 400 Index — $42 million to $4.6 billion S&P SmallCap 600 Index — $200 million to $1 billion

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

You bear the investment risk of any portfolio you choose as an investment option for your policy. A full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investments in, each portfolio is contained in the portfolio prospectuses. The portfolio prospectuses should be read carefully before allocating purchase payments to an investment option.

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account of policy owners) in proportion to the instructions so received.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Series Fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of the Series Fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard

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voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by the Company to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the forgoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Payment of proceeds

As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our “policy holder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment.” We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

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Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Code. If your policy offers, and you have elected the Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, the rider’s benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Code. We have designed the rider to meet these standards.

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers, and you have elected the Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy value to pay the rider charge. After 2009, such deductions from policy value will be treated as a return of premiums paid, but will not be included in income even if you have recovered all of your premiums.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if

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the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

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•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is at any time a reduction in benefits under the policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit from the date it was issued. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalcuated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

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Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

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In addition to the disclosure contained herein, JHVLICO has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about JHVLICO and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

SUPPLEMENT DATED MAY 1, 2009

TO

PROSPECTUSES DATED MAY 1, 2009 OR LATER

This Supplement is to be distributed with certain prospectuses dated May 1, 2009 or later for variable life insurance policies issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The prospectuses involved bear the title “Flex V1,” “Flex V2,” or “Medallion Variable Universal Life.” We refer to these prospectuses as the “Product Prospectuses.”

This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

This Supplement is accompanied with a prospectus dated May 1, 2009 for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the four additional variable investment options/investment accounts.

AMENDMENT TO PRODUCT PROSPECTUSES

The table on the cover page of each product prospectus is amended to include the following four additional variable investment options/investment accounts:

Brandes International Equity

Turner Core Growth

Frontier Capital Appreciation

VL 3 FUND M SUPP (5/09)